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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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RealD Inc.
(Name of Registrant as Specified In Its Charter)
n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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100 N. Crescent Drive, Suite 120
Beverly Hills, California 90210

June 15, 2011

Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of RealD Inc., I cordially invite you to attend our annual meeting of stockholders on Friday, July 29, 2011, at 100 N. Crescent Drive, Suite 120, Beverly Hills, California at 10:00 a.m. (Pacific Time).

        The notice of meeting and proxy statement that follow describe the business we will consider at the meeting. We sincerely hope you will be able to attend the meeting. However, whether or not you are present in person, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote by telephone, via the Internet, by mail or in person as described beginning on page 2 of the proxy statement.

        Thank you for your continued support of RealD Inc.

Sincerely yours,

Michael V. Lewis
Chief Executive Officer and Chairman of the Board of Directors

RealD Inc.
100 N. Crescent Drive, Suite 120
Beverly Hills, California 90210

NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS

TO ALL REALD STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of RealD Inc., a Delaware corporation, will be held on:

Date:	July 29, 2011
Time:	10:00 a.m. Pacific Time
Place:	RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210
Items of Business:	1.	The election of three directors to serve as Class I directors on our board of directors (our "Board") for fiscal year 2012;
	2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012;
3.
A non-binding advisory vote approving the compensation of RealD's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion in the proxy statement under the caption "Compensation Discussion and Analysis;"
	4.	A non-binding, advisory vote regarding the frequency of future voting on the compensation of RealD's named executive officers;
	5.	Approval of RealD's 2011 Employee Stock Purchase Plan; and
	6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. On or about June 16, 2011, we will begin mailing to stockholders this notice of the Annual Meeting, the proxy statement and the form of proxy.

        All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on June 13, 2011 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. Any registered stockholder in attendance at the Annual Meeting and entitled to vote may do so in person even if such stockholder returned a proxy.

Beverly Hills, California June 15, 2011	FOR THE BOARD OF DIRECTORS

Craig Gatarz Executive Vice President, General Counsel and Secretary

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT PROMPTLY, OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED TO THE COMPANY-PROVIDED PROXY CARD ENVELOPE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR
2011 ANNUAL MEETING OF STOCKHOLDERS

i

ii

REALD INC.
100 N. Crescent Drive, Suite 120
Beverly Hills, CA 90210

PROXY STATEMENT FOR
2011 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The Board of Directors (the "Board") of RealD Inc., a Delaware corporation, is furnishing this proxy statement and proxy card to you in connection with its solicitation of proxies to be used at RealD Inc.'s Annual Meeting of Stockholders to be held on July 29, 2011 at 10:00 a.m. Pacific Time at RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California, or at any adjournment(s), continuation(s) or postponement(s) of the meeting (the "Annual Meeting").

        We use a number of abbreviations in this proxy statement. We refer to RealD Inc. as "RealD," "the Company," or "we," "us" or "our." The term "proxy solicitation materials" includes this proxy statement, the notice of the Annual Meeting, and the proxy card. References to "fiscal 2011" mean our 2011 fiscal year, which began on March 27, 2010 and ended on March 25, 2011. References to "fiscal 2012" mean our 2012 fiscal year, which began on March 26, 2011 and will end on March 23, 2012.

        Our principal executive offices are located at 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210, and our telephone number is (310) 385-4000.

Delivery of voting materials

        If you would like to reduce our costs in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided for voting via the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

        To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of householding rules that permit us to deliver only one set of proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended March 25, 2011 (our "2011 Annual Report") to stockholders who share the same address, unless otherwise requested. Each stockholder retains a separate right to vote on all matters presented at the Annual Meeting.

        If you share an address with another stockholder and have received only one set of materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate materials or request that we only send one set of materials to you if you are receiving multiple copies by writing to us at RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210, Attention: Corporate Secretary, or calling us at (310) 385-4000.

        A copy of our 2011 Annual Report has been furnished with this proxy statement to each stockholder. A stockholder may also request a copy of our 2011 Annual Report by writing to our Corporate Secretary at 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210. Upon receipt of such request, we will provide a copy of our Annual Report without charge, including the financial statements required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 of the Securities Exchange Act of 1934 ("Exchange Act"). Our 2011 Annual Report is also available on our website at http://www.reald.com/content/ir-sec-filings.aspx.

 Record date and shares outstanding

        Stockholders who owned shares of our common stock, par value $0.0001 per share, at the close of business on June 13, 2011, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. As of June 6, 2011, we had 54,168,301 shares of common stock outstanding. For information about beneficial ownership of our issued and outstanding common stock, please see "Security Ownership of Management and Certain Beneficial Owners" below.

Voting

        Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. Cumulating votes is not permitted under our Bylaws.

        Many of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those beneficially owned.

        Stockholder of record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered, with respect to those shares, the stockholder of record and these proxy solicitation materials are being furnished to you directly by us.

        Beneficial owner.    If your shares are held in a stock brokerage account, or by a bank or other nominee (also known as shares registered in "street name"), you are considered the beneficial owner of such shares held in street name, and these proxy solicitation materials are being furnished to you by your broker, bank or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you hold your shares in street name, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not automatically vote your shares in person at the Annual Meeting. Shares registered in street name may be voted in person by you only if you obtain a signed proxy from the broker, bank or other nominee who holds your shares, giving you the right to vote the shares. You may contact your broker, bank or other nominee to obtain a proxy card, bring it with you and vote your shares at the Annual Meeting.

        How to vote.    If you hold shares directly as a stockholder of record, you can vote in one of the following three ways:

          (1)    Vote via the Internet at www.proxyvote.com.    Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 28, 2011. Have your proxy card in hand when you access the website and then follow the instructions.

          (2)    Vote by Telephone at 1-800-690-6903.    Use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 28, 2011. Have your proxy card in hand when you call and then follow the instructions. Toll free in the U.S. and Canada.

          (3)    Vote by Mail.    Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided with any paper copy of the proxy statement, or return the proxy card to RealD Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received prior to the Annual Meeting.

        If you hold shares beneficially in street name, you may submit your voting instructions in the manner prescribed by your broker, bank or other nominee by following the instructions provided by your broker, bank or other nominee.

        Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

        Quorum.    A quorum, which is the holders of at least a majority of our stock issued and outstanding and entitled to vote as of the Record Date, is required to be present in person or by proxy at the Annual Meeting in order for us to hold the Annual Meeting and conduct business. Your shares will be counted as being present at the Annual Meeting if you appear in person at the Annual Meeting (and are the stockholder of record for your shares), if you vote your shares by telephone or over the Internet, or if you submit a properly executed proxy card. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Votes against a particular proposal will also be counted both to determine the presence or absence of a quorum and to determine whether the requisite number of voting shares has been obtained.

        Votes required for Proposal One.    Election of a director requires the affirmative vote of the holders of a plurality of votes represented by the shares present in person or represented by proxy at a meeting at which a quorum is present. The three persons receiving the greatest number of votes at the Annual Meeting shall be elected as class I directors for a term expiring at our 2014 annual meeting of stockholders.

        Votes required for Proposal Two.    Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of our stock having voting power and present in person or represented by proxy at the Annual Meeting.

        Votes required for Proposal Three.    The approval of the non-binding advisory vote approving the compensation of RealD's named executive officers requires the affirmative vote of the holders of a majority of our stock having voting power and present in person or represented by proxy at the Annual Meeting.

        Votes required for Proposal Four.    The alternative (every year, every other year or every three years) that receives the largest number of votes (other than "Abstain") will be designated the stockholders' non-binding preference as to frequency of the say-on-pay vote.

        Votes required for Proposal Five.    Approval of our 2011 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of our stock having voting power and present in person or represented by proxy at the Annual Meeting.

        Treatment of broker non-votes; Abstentions.    Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. Except for the vote to ratify our independent registered public accounting firm, your broker is not entitled to vote your shares on any of the proposals to be considered at the Annual Meeting if no instructions are received from you. If your broker does not vote, this is not considered a vote cast and, therefore, will have no effect. Abstentions generally will count as a vote against a proposal.

How your proxy will be voted

        If you complete and mail your proxy card or vote via the Internet or by telephone, the shares represented by your proxy will be voted at the Annual Meeting in accordance with your instructions. If you submit your proxy card by mail, but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted in favor of Proposals One, Two, Three and, for Proposal Four, in favor of holding future stockholder advisory votes on named executive officer compensation every year. In addition, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the Board. We have not received notice of any other matters that may properly be presented at the Annual Meeting.

Revoking your proxy

        You may revoke your proxy at any time prior to the date of the Annual Meeting by: (1) submitting a later-dated vote in person at the Annual Meeting, via the Internet, by telephone or by mail; or (2) delivering instructions to us at 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210 to the attention of our Corporate Secretary. Any notice of revocation sent to us must include the stockholder's name and must be actually received by us prior to the Annual Meeting to be effective. Your attendance at the Annual Meeting after having executed and delivered a valid proxy card or vote via the Internet or by telephone will not in and of itself constitute a revocation of your proxy. If you intend to revoke your proxy by voting in person at the Annual Meeting, you will be required to give oral notice of your intention to do so to the Inspector of Elections at the Annual Meeting. If your shares are held in "street name," you must follow the directions provided by your broker, bank or other nominee regarding how to revoke your proxy.

Solicitation of proxies

        We will pay for the cost of this proxy solicitation. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding or furnishing proxy solicitation materials to such beneficial owners. Proxies may also be solicited personally or by telephone, telegram, facsimile, or electronically by certain of our directors, officers, and other employees, without additional compensation.

Voting results

        We will announce preliminary voting results at the 2011 Annual Meeting and we will publish final results in a Current Report on Form 8-K within four business days following the 2011 Annual Meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY, OR VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. BY RETURNING YOUR PROXY CARD OR VOTING BY TELEPHONE OR INTERNET PROMPTLY, YOU CAN HELP US AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM IS PRESENT AT THE ANNUAL MEETING. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE AN EARLIER SUBMITTED PROXY AND VOTE THEIR SHARES IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL ONE

ELECTION OF CLASS I DIRECTORS

        Our Board is currently comprised of eight members and divided into three classes, in accordance with Section 3.2 of our Amended and Restated Bylaws. Only the terms of those four directors serving as Class I directors are scheduled to expire at the Annual Meeting. The terms of our other directors expire in subsequent years. The Board has considered and approved the nomination of Joshua Greer, a current Class I director, James Cameron, a current Class I director, and David Habiger, a new director nominee, for election as Class I directors at the Annual Meeting. All of the nominees have consented to being named in this proxy statement and to serve on our Board if elected. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below. If any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The Class I directors elected at the Annual Meeting will hold office until the annual meeting of stockholders in 2014 and until their successors are elected. The Class II directors consists of Frank J. Biondi Jr., Sherry Lansing and Richard Grand-Jean, and they will hold office until the annual meeting of stockholders in 2012 and until their successors are elected. The Class III directors consists of Michael V. Lewis and P. Gordon Hodge, and they will hold office until the annual meeting of stockholders in 2013 and until their successors are elected. Additional information, as of March 25, 2011, about the nominees for election and the other six directors is set forth below.

Class I Directors nominated for election in at the Annual Meeting

Name	Class	Age	Position(s) with RealD	Director Since
Joshua Greer	I	41	Co-Founder and Director	2003
James Cameron	I	56	Director	2010
David Habiger	I	42	None	N/A

        Joshua Greer co-founded the Company in 2003 and has served as our President since 2007. Prior to co-founding RealD, Mr. Greer was co-founder and Chief Convergence Officer of Walden Media, a film production and publishing company, from 2000 to 2002. Prior to that, Mr. Greer was President of Digital Domain's New Media Group, a digital production studio. Prior to Digital Domain, Mr. Greer was Chief Executive Officer and co-founder of Digital Planet, a digital design studio. Mr. Greer's experience as our co-founder and President and his involvement with our formation, along with his knowledge of our business, management skills and performance as a board member led our Board to conclude that he should continue to serve as a director. Mr. Greer has elected to resign his role as President, effective July 15, 2011. Mr. Greer will serve as a strategic and technology advisor to the Company and, so long as he is re-elected by our stockholders at the Annual Meeting, will remain on our Board.

        James Cameron has served on our Board since the completion of our IPO on July 21, 2010. Mr. Cameron is an award winning motion picture director, producer, screenwriter and editor. Mr. Cameron's motion pictures are well known by consumers worldwide and include Titanic and Avatar, the two highest grossing motion pictures of all time. Mr. Cameron's experience in the media and entertainment industry led our Board to conclude that he should continue to serve as a director.

        David Habiger has worked with the founding members of Sonic Solutions (NASDAQ: SNIC), or Sonic, from 1992 to March 2011, was President and Chief Executive Officer of Sonic from 2005 to March 2011 and was a director of Sonic from October 2010 to March 2011. Mr. Habiger graduated from St. Norbert College with a bachelor degree in business media in 1991, and graduated from University of Chicago with a Masters in Business Administration in 1998. Mr. Habiger's business experience in the digital media and entertainment industries and his in-depth knowledge and understanding of the movie industry led our Board to conclude that he should serve as a director.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE PROPOSED CLASS I DIRECTOR NOMINEES IDENTIFIED ABOVE.

 Class I Director not up for re-election at the Annual Meeting

Name	Class	Age	Position(s) with RealD	Director Since
Stephen Royer	I	46	Director	2007

        Stephen Royer has served on our Board since 2007, in conjunction with the investment in our Series C mandatorily redeemable convertible preferred stock by Shamrock Capital Growth Fund II, a private equity fund managed by Shamrock Capital Advisors. Mr. Royer is President and Chief Executive Officer of Shamrock Capital Advisors, a private equity group that manages investments in businesses focused on the media, entertainment, and communications industries. Mr. Royer currently serves as a director of Media Storm, LLC and TeleGuam Holdings, LLC, and previously served as a director of NETGEAR, Inc., PortalPlayer, Inc., PRN Corporation, Latin Communications Group, Modern Luxury Media and several other private companies. Prior to joining Shamrock in 1991, Mr. Royer was an investment banker with Lehman Brothers. Mr. Royer will cease to be a member of our Board effective as of the date of the Annual Meeting.

Class II Directors with terms expiring in 2012
(not standing for election at Annual Meeting)

Name	Class	Age	Position(s) with RealD	Director Since
Frank J. Biondi Jr.	II	66	Director	2010
Sherry Lansing	II	66	Director	2010
Richard Grand-Jean	II	68	Director	2010

        Frank J. Biondi, Jr. has served on our Board since the completion of our IPO on July 21, 2010. Since 1999, Mr. Biondi has been a senior managing director of WaterView Advisors LLC, a private equity fund specializing in media, and a director of Hasbro, Inc., Amgen, Inc., Cablevision Systems Corporation and Seagate Technology. From 2002 through 2007, Mr. Biondi was a director of The Bank of New York Mellon and Harrah's Entertainment, and from 2008 to 2010, Mr. Biondi was a director of Yahoo! Inc. Mr. Biondi served as Chairman and Chief Executive Officer of Universal Studios from 1996 to 1998 and President and Chief Executive Officer of Viacom Inc. from 1987 through 1996. Mr. Biondi has been a director of over 15 public companies during his career. Mr. Biondi graduated from Princeton University with a bachelor degree in psychology and economics in 1966 and graduated from Harvard University with a master's degree in business in 1968. Mr. Biondi's brings to our Board extensive management advisory experience, experience as a director of public companies and experience in the media and entertainment industry.

        Sherry Lansing has served on our Board since the completion of our IPO on July 21, 2010. Since 2006, Ms. Lansing has been a director of Qualcomm Incorporated. From 2009 to the present, Ms. Lansing has also been a director of Dole Food Company, Inc. Ms. Lansing is the founder and chair of the Sherry Lansing Foundation, a philanthropic organization focusing on cancer research, health and education. From 1992 to 2005, she was the chair of the Motion Picture Group of Paramount Pictures where she oversaw the release of more than 200 motion pictures, including Academy Award® winners Forrest Gump, Braveheart and Titanic. From 1984 to 1990, she operated her own production company, Lansing Productions, and co-founded Jaffe/Lansing Productions. In 1980, she became the motion picture industry's first female to oversee all aspects of a studio's motion picture production when she was appointed President of Production at 20th Century Fox. She holds additional trustee, chair and advisory positions with the Friends of Cancer Research, the American Association of Cancer Research, and the Carter Center and Stop Cancer, a non-profit philanthropic group she founded in partnership with Dr. Armand Hammer. Ms. Lansing is also a regent of the University of California and serves as Chair of the University Health Services Committee. Ms. Lansing graduated from Northwestern University with a bachelor degree in speech, and a minor in English and mathematics. Ms. Lansing brings to our Board extensive management experience, public company board of directors experience, and experience in the media and entertainment industry.

        Richard L. Grand-Jean has served on our Board since the completion of our IPO on July 21, 2010. Since 2008, Mr. Grand-Jean has been a managing director of Hall Capital Partners LLC, leading the firm's business development efforts. From 1992 through 2008, Mr. Grand-Jean was President of Global Film Equity Corp, an investment and consulting firm. From 1995 through 2008, Mr. Grand-Jean was also President of Abel's Hill Capital Corp., a firm specializing in providing advisory services largely for media and entertainment companies. From 1971 to 1992, Mr. Grand-Jean was a partner and managing director of Salomon Brothers. Mr. Grand-Jean graduated from Princeton University with a bachelor degree in public affairs in 1964, and graduated from University of Chicago School of Law with a juris doctorate in 1967. Mr. Grand-Jean brings to our Board extensive management experience and experience in the media and entertainment industry.

Class III Directors with terms expiring in 2013
(not standing for election at Annual Meeting)

Name	Class	Age	Position(s) with RealD	Director Since
Michael V. Lewis	III	47	Chief Executive Officer, Director and Chairman of the Board	2003
P. Gordon Hodge	III	47	Director	2010

        Michael V. Lewis co-founded the Company and has served as Chairman of our Board since 2003. Prior to co-founding RealD, Mr. Lewis was Chief Executive Officer and co-founder of L-Squared Entertainment, a digital entertainment studio, from 1993 to 2001. While at L-Squared, he served as Producer on the 3D IMAX motion picture The Magic Box and as co-Producer on T-Rex: Back to the Cretaceous. Prior to L-Squared, Mr. Lewis was Senior Vice President of InterMedia/FilmEquities Inc., a media investment banking and advisory company. Mr. Lewis' experience as our Chairman and Chief Executive Officer and involvement with our formation, along with his knowledge of our business, management skills and performance brings a unique perspective to our Board.

        P. Gordon Hodge has served on our Board since 2010. Mr. Hodge was a founding member of El Molino Media LLC, a company formed in 2009 to invest in and acquire out-of-favor media assets. Prior to joining our board of directors, he was a founding partner and managing director of Thomas Weisel Partners LLC, a publicly-traded investment banking firm where he covered media, entertainment and internet sectors as a research analyst from 1999 to 2007 and as an investment banker from 2007 to 2009. Mr. Hodge graduated from Stanford University with a master's degree in business in 1992. Mr. Hodge brings to our Board extensive financial experience, experience in the entertainment industry, management experience and independence.

BOARD STRUCTURE

Determination of independence

        It is our policy that a majority of our directors be independent. Our Board has determined that six of our eight directors, namely Mr. Cameron, Mr. Royer, Mr. Biondi, Ms. Lansing, Mr. Grand-Jean and Mr. Hodge, and our director nominee Mr. Habiger, each meet the standards for independence as defined by applicable listing standards of the New York Stock Exchange and rules and regulations of the Securities Exchange Commission. Our Board has also determined that Mr. Lewis, our Chief Executive Officer, and Mr. Greer, our President, are not "independent" as defined by applicable listing standards of the New York Stock Exchange. There are no family relationships among any of our directors or executive officers.

Leadership structure and risk oversight

        Our Board believes that Michael Lewis' service as both Chairman of our Board and Chief Executive Officer is in the best interest of RealD and its stockholders. Mr. Lewis possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing RealD, and is thus best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company's ability to communicate its message and strategy clearly and consistently to our stockholders, employees, and customers. The Board believes its administration of its risk oversight function to date has not affected our Board's leadership structure.

        Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. In addition, in October 2010 Mr. Biondi was elected to be our Lead Independent Director.

Board meetings

        Our Board held three meetings during fiscal year 2011. During fiscal year 2011, each director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served other than Mr. Cameron, who attended two of our three Board meetings. Our independent directors intend to but have not yet held regular executive sessions without management present.

Board committees

        We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Board has established committees to ensure that we maintain strong corporate governance standards. Our Board has standing audit, compensation, and nominating and corporate governance committees. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues The charters of our Board committees are available on our website at http://reald.com/content/investor-relations.aspx. You may also request copies of our committee charters free of charge by writing to

RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210, Attention: Corporate Secretary. Below is a summary of our committee structure and membership information.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Frank J. Biondi, Jr.	Member	Chair	Member
Richard L. Grand-Jean	Member	Member	Chair
P. Gordon Hodge	Chair	—	Member
Sherry Lansing	—	Member	—

Audit committee

        The members of our audit committee are Messrs. Grand-Jean, Hodge and Biondi. Mr. Hodge chairs the audit committee. Each member of our audit committee satisfies the independence standards established by Rule 10A-3 under the Exchange Act, the SEC and the NYSE, as applicable to our company. Our audit committee assists our Board in its oversight of the integrity of our financial statements and our independent registered public accounting firm's qualifications, independence and performance. Mr. Hodge is our "audit committee financial expert," as that term is currently defined in Item 407(d)(5) of Regulation S-K. The audit committee held six meetings during fiscal 2011.

        Our audit committee's responsibilities include:

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements, earnings releases and related disclosures;

  •
  reviewing and discussing with management and our independent registered public accounting firm our internal controls and internal auditing procedures, including any material weaknesses in either;

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  discussing our accounting policies and all material correcting adjustments with our management and our independent registered public accounting firm;

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  monitoring our control over financial reporting and disclosure controls and procedures;

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  appointing, overseeing, setting the compensation for and, when necessary, terminating the engagement of our independent registered public accounting firm;

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  approving all audit services and all permitted non-audit, tax and other services to be performed by our independent registered public accounting firm;

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  discussing with our independent registered public accounting firm its independence and ensuring that it receives the written disclosures regarding these communications required by the Public Company Accounting Oversight Board;

  •
  reviewing and approving all transactions or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000, and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers;

  •
  recommending whether the audited financial statements should be included in our Annual Report on Form 10-K and preparing the audit committee report required by SEC rules;

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  reviewing all material communications between our management and our independent registered public accounting firm;

  •
  approving, reviewing and updating our code of business conduct and ethics; and

  •
  establishing procedures for the receipt, retention, investigation and treatment of accounting related complaints and concerns.

Nominating and corporate governance committee

        The members of our nominating and corporate governance committee are Messrs. Biondi, Grand-Jean and Hodge. Mr. Grand-Jean chairs the nominating and corporate governance committee. In the event he is elected to the Board at the Annual Meeting, we intend to appoint Mr. Habiger to the nominating and corporate governance committee to replace Mr. Biondi who will resign from the committee if Mr. Habiger is appointed. The nominating and corporate governance committee held two meetings during fiscal 2011.

        Our nominating and corporate governance committee's responsibilities include:

  •
  identifying individuals qualified to become members of our Board;

  •
  recommending to our board of directors the persons to be nominated for election as directors;

  •
  assisting our Board in recruiting such nominees;

  •
  recommending to our Board qualified individuals to serve as committee members;

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  performing an annual evaluation of our Board;

  •
  evaluating the need and, if necessary, creating a plan for the continuing education of our directors; and

  •
  assessing and reviewing our corporate governance guidelines and recommending any changes to our Board.

Compensation committee

        The members of our compensation committee are Messrs. Biondi and Grand-Jean and Ms. Lansing. Mr. Biondi chairs the compensation committee. In the event he is elected to our Board, we intend to appoint Mr. Habiger to the compensation committee to replace Mr. Grand-Jean who will resign from the committee if Mr. Habiger is appointed. In addition, each member of our compensation committee as well as Mr. Habiger qualifies as a "non-employee director" under Rule 16b-3 of the Exchange Act. Our compensation committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers and board of directors. The compensation committee held two meetings during fiscal 2011.

        Our compensation committee's responsibilities, among other things, include:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to executive officer compensation and evaluating the performance of our executive officers in light of those goals and objectives;

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  reviewing and approving, or recommending for approval by the independent directors on an annual basis, our Chief Executive Officer's corporate goals and objectives and setting our Chief Executive Officer's compensation, including salary, bonus, incentive and equity compensation, based on its evaluation of the Chief Executive Officer's performance in light of the established goals and objectives;

  •
  reviewing and approving, or recommending for approval by the independent directors a proposal submitted by the Chief Executive Officer for other executive officers' compensation, including salary, bonus, and incentive and equity compensation and any other forms of executive compensation;

  •
  providing oversight of management's decisions concerning the performance and compensation of our other officers, employees, consultants and advisors, which authority it may delegate to other appropriate supervisory personnel;

  •
  reviewing and administering our incentive compensation plans and equity-based plans and recommending changes in such plans to the board of directors as needed;

  •
  reviewing and making recommendations to our Board with respect to director compensation;

  •
  selecting, retaining and terminating compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion, including the sole authority to approve the fees and retention terms relating to the consultants, counsel and advisors, which fees shall be borne by the Company;

  •
  reviewing and discussing with management the compensation discussion and analysis required to be included in our filings with the SEC, including this proxy statement, and recommending whether the compensation discussion and analysis should be included in such filings;

  •
  preparing the compensation committee report required by SEC rules; and

  •
  assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of management succession planning, including planning with respect to our Chief Executive Officer

Compensation committee interlocks and insider participation

        None of the members of our compensation committee is or has at any time during the past fiscal year been an officer or employee of the Company. None of the members of the compensation committee has formerly been an officer of the Company. None of our executive officers serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or compensation committee. For a description of transactions between us and members of the compensation committee and entities affiliated with such members, please see "Certain relationships and related transactions."

CORPORATE GOVERNANCE

Stockholder communications with board of directors

        We provide a process by which stockholders may send communications to our Board, any committee of the Board, our non-management directors or any particular director. Stockholders can contact our non-management directors by sending such communications to the chairman of the nominating and corporate governance committee, c/o Corporate Secretary, RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210. Stockholders wishing to communicate with a particular Board member, a particular Board committee or the Board as a whole, may send a written communication to our Corporate Secretary, RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210. The Corporate Secretary will forward such communication to the full Board, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unduly hostile, threatening, illegal, or harassing, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Directors' attendance at our annual meetings

        Although we do not have a formal policy that mandates the attendance of our directors at our annual stockholder meetings, our directors are encouraged to attend. All directors are expected to attend the 2011 Annual Meeting.

Submission of stockholder proposal for the 2012 Annual Meeting

        As a RealD stockholder, you may submit a proposal, including director nominations, for consideration at future annual meetings of stockholders.

        Stockholder proposals.    For stockholder proposals to be considered for inclusion in our 2012 proxy statement, the written proposal must be received by our Corporate Secretary, at our corporate offices at 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210, no earlier than March 30, 2012 and no later than April 29, 2012. We have discretionary power, but are not obligated, to consider stockholder proposals submitted after April 29, 2012. If the date of the 2012 annual meeting is moved more than 30 days before or more than 60 days after July 29, 2012 (the one year anniversary of the 2011 annual meting), such stockholder notice by must be so delivered, or mailed and received, not earlier than the 120th and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Such proposals will also need to comply with Securities and Exchange Commission regulations, such as Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in any company-sponsored proxy material.

        Nomination of director candidates.    Our nominating and corporate governance committee will consider director candidates recommended by our stockholders. Such nominations should be directed to the nominating and corporate governance committee, c/o Corporate Secretary, RealD Inc., 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210. In addition, the stockholder must give notice of a nomination to our Corporate Secretary, and such notice must be received within the time period described above under "Stockholder Proposals." Any such stockholder proposal must include the following:

  •
  the name and address of the director nominee and the stockholder making such nomination;

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  the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the director nominee and the stockholder making such nomination, except that such director nominee and nominating stockholder shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such nominating stockholder has a right to acquire beneficial ownership at any time in the future;

  •
  a representation that the director nominee and/or nominating stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person at the meeting to propose such nominee;

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  a representation whether the director nominee and/or the nominating stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve the election of such director nominee and/or (B) otherwise to solicit proxies or votes from stockholders in support of the election of such director nominee;

  •
  as to such nominating stockholder information regarding any of the following Disclosable Interests (as defined in our Bylaws): (1) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such nominating stockholder, the purpose or effect of which is to give such nominating stockholder economic risk similar to ownership of shares of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Company, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Company ("Synthetic Equity Interests"), which Synthetic Equity Interests shall be disclosed without regard to whether (A) the derivative, swap or other transactions convey any voting rights in such shares to such nominating stockholder, (B) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (C) such nominating stockholder may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (2) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such nominating stockholder has or shares a right to vote any shares of any class or series of the Company, (3) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by such nominating stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such nominating stockholder with respect to the shares of any class or series of the Company, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Company ("Short Interests"), (4) any rights to dividends on the shares of any class or series of the Company owned beneficially by such nominating stockholder that are separated or separable from the underlying shares of the Company, (5) any performance related fees (other than an asset based fee) that such nominating stockholder is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Company, or any Synthetic Equity Interests or Short Interests, if any, (6) (A) if such nominating stockholder is not a natural person, the identity of the natural person or persons associated with such nominating stockholder responsible for the formulation of and decision to propose the director nominee to be considered for election at the meeting (such person or persons, the "Responsible Person"), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible

    Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such nominating stockholder to propose such director nominee to be considered for election before the meeting, and (B) if such nominating stockholder is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Company and that reasonably could have influenced the decision of such nominating stockholder to propose such director nominee election to be considered for election at the meeting, (7) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Company held by such Proposing Persons, (8) any direct or indirect interest of such Proposing Person in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (9) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Company or any of its officers or directors, or any affiliate of the Company, (10) any material transaction occurring during the prior 12 months between such Proposing Person, on the one hand, and the Company, any affiliate of the Company or any principal competitor of the Company, on the other hand, (11) a summary of any material discussions regarding the director nominee proposed to be elected at the meeting (A) between or among any of the Proposing Persons or (B) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Company (including their names) and (12) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the director nominee proposed to be elected at the meeting pursuant to Section 14(a) of the Exchange Act;

  •
  as to each director nominee, (1) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in our Bylaws), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the "registrant" for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (3) a completed and signed questionnaire, representation and agreement in a form provided by the Company; and

  •
  any other information (1) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with the Company's corporate governance guidelines, as the same may be in effect from time to time, or (2) that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such proposed nominee.

        If a director nomination is made pursuant to the process set forth above, the nominating and corporate governance committee will apply the same criteria in evaluating the nominee as it would any other board nominee candidate, and will recommend to our Board whether or not the stockholder nominee should be included as a candidate for election in our proxy statement. The nominee and nominating stockholder should be willing to provide any information reasonably requested by the nominating and corporate governance committee in connection with its evaluation. The chairperson of the stockholder meeting shall make the final determination whether the procedures for nomination in the Company's bylaws have been complied with. If the procedures have not been complied with, the chairperson of the stockholder meeting may declare that nomination is defective and shall be disregarded at the stockholder meeting.

        Once either a search firm engaged by the nominating and corporate governance committee or a stockholder has provided our nominating and corporate governance committee with the identity of a prospective director nominee candidate, the nominating and corporate governance committee will communicate the identity and known background and experience of the candidate to our Board. If warranted by a polling of our Board, members of our nominating and corporate governance committee and/or other members of our senior management may interview the candidate. If the nominating and corporate governance committee reacts favorably to a candidate, the candidate will next be invited to interview with the members of our Board who are not on the nominating and corporate governance committee. The nominating and corporate governance committee will then make a final determination whether to recommend the candidate to the Board for directorship. The nominating and corporate governance committee currently has not set specific minimum qualifications or criteria for nominees that it proposes for Board membership, but evaluates the entirety of each candidate's credentials. The nominating and corporate governance committee believes, however, that we will be best served if our directors bring to the Board a variety of diverse experience and backgrounds and, among other things, demonstrated integrity, executive leadership and financial, marketing or business knowledge and experience.

Certain relationships and related transactions

        The following is a summary of transactions, during our last three fiscal years, to which we were or are a party, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. This description does not include compensation arrangement with our directors and executive officers, which are described under "Management—compensation of directors" and "Compensation discussion and analysis" below or compensation approved by our compensation committee that is earned by executive officers that are not named executive officers.

Investors' rights agreement

        We are a party to an amended and restated investors' rights agreement, dated December 24, 2007 (and subsequently amended on June 25, 2010), with Shamrock Capital Growth Fund II, L.P., or SCGF II, Pequot Capital Management, Inc., Manatuck Hill Partners LLC, Messrs. Lewis and Greer and certain other security holders. Under this agreement, these security holders have the right to require us to register all or a portion of their shares of common stock for public resale pursuant to the Securities Act under certain circumstances and subject to certain limitations. In addition, pursuant to the investors' rights agreement, SCGF II was entitled to an annual monitoring fee of $350,000, which right expired upon the completion of our IPO. We paid $350,000 in monitoring fees under the agreement in each of fiscal years 2008, 2009 and 2010 and we paid $175,000 in monitoring fees under the agreement in fiscal 2011 before the IPO. Mr. Royer, a member of our board of directors, may be deemed to have indirectly received a portion of these fees as a result of his ownership interests in and relationship with SCGF II.

        Under the investors' rights agreement, the holders of (i) 10,810,301 shares of common stock, including Messrs. Lewis and Greer and (ii) 1,379,267 shares of common stock issuable upon exercise of options possess certain rights with respect to the registration of these shares under the Securities Act.

        SCGF II was entitled to request that we file a registration statement covering the registration of the securities subject to such request, provided that the anticipated aggregate public offering price of the securities subject to such request (before any underwriting discounts and commissions) was in excess of $20.0 million. We were only required to effect two such demand registrations. We could have also postponed the filing of any such registration statement for up to 90 days once in any 12-month period if our board of directors determined in good faith that the filing would have been seriously detrimental to our stockholders or us. We could have further postponed any demand registration if we intended to register any shares of common stock under the Securities Act in connection with a public offering within 90 days of such demand registration request until 180 days after the effective date of the registration statement for such public offering, provided that we were actively employing in good faith reasonable best efforts to cause such registration statement to become effective. If we register any shares of our stock under the Securities Act solely for cash, certain security holders have the right to include in such registration the shares of common stock held by them, subject to specified exemptions. The stockholders with such piggyback registration rights have the right to include in such registration the shares of common stock held by them, subject to specified exceptions. The underwriters of any offering effected pursuant to the investors' rights agreement have the right to limit the number of shares registered by these stockholders due to marketing reasons. If the total number of shares of common stock these stockholders wish to include exceeds the total number of shares which the underwriters determine the stockholders may sell in the offering, the shares to be included in the registration will be subject to cutbacks as specified in the investors' rights agreement.

        If we are eligible to file a registration statement on Form S-3, any security holder party to the investors' rights agreement (other than Messrs. Lewis and Greer) may request that we register their shares of common stock for resale on a Form S-3 registration statement, provided that the total price of the shares to be offered to the public is not less than $2.0 million. We may also postpone the filing of any such registration statement for up to 90 days once in any 12-month period if our Board determines in good faith that the filing would be seriously detrimental to our stockholders or us. We are also not obligated to file a Form S-3 registration statement if we have already effected two registrations on Form S-3 within the 12-month period preceding the date of such request or in any jurisdiction where we would be required to qualify to do business or to execute a general consent to service of process in connection with effecting such registration, qualification or compliance.

Indemnification agreements

        Our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and executive officers that require us to indemnify such persons, to the fullest extent authorized or permitted under Delaware law, against any and all costs and expenses (including attorneys', witness or other professional fees) actually and reasonably incurred by such persons in connection with the investigation, defense, settlement or appeal of any action, hearing, suit or other proceeding, whether pending, threatened or completed, to which any such person may be made a witness or a party by reason of (1) the fact that such person is or was a director, officer, employee or agent of our company or its subsidiaries, whether serving in such capacity or otherwise acting at the request of our company or its subsidiaries and (2) anything done or not done, or alleged to have been done or not done, by such person in that capacity. The indemnification agreements also require us to advance expenses incurred by directors and executive officers within 30 days after receipt of a written request, provided that such persons undertake to repay such amounts if it is ultimately determined that they are not entitled to indemnification. Additionally, the agreements set forth certain procedures that will apply in the event of a claim for indemnification thereunder, including a presumption that directors and executive officers are entitled to indemnification under the agreements and that we have the burden of proof to overcome that presumption in reaching any contrary determination. We are not required to provide indemnification under these agreements for certain matters, including: (1) indemnification beyond that permitted by Delaware law; (2) indemnification for liabilities for which the executive officer or director is reimbursed pursuant to such insurance as may exist for such person's benefit; (3) indemnification related to disgorgement of profits under Section 16(b) of the Securities Exchange Act of 1934; (4) in connection with certain proceedings initiated against us by the director or executive officer; or (5) indemnification for settlements the director or executive officer enters into without our written consent. The indemnification agreements require us to maintain directors' and executive officers' insurance in full force and effect while any director or executive officer continues to serve in such capacity and so long as any such person may incur costs and expenses related to indemnified legal proceedings.

Procedures for related party transactions

        It is our policy that all related party transactions must be reviewed and approved by our audit committee. In approving or rejecting such proposed transactions, our audit committee considers the relevant facts and circumstances available and deemed relevant to our audit committee, including the material terms of the transactions, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact of such proposed transaction on a director's independence. Our audit committee approves only those transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our audit committee determines in the good faith exercise of its discretion. The policies and procedures for approving related party transactions are set forth in our audit committee charter. Under our code of business conduct and ethics, our employees, officers and directors are discouraged from entering into any transaction that may cause a conflict of interest for us. In addition, they are required to report any potential conflict of interest, including related party transactions, to our nominating and corporate governance committee, to our audit committee or our general counsel.

AUDIT COMMITTEE REPORT

        The audit committee of our Board serves as the representative of the Board with respect to its oversight of:

  •
  our accounting and financial reporting processes and the audit of our financial statements;

  •
  the integrity of our financial statements;

  •
  our internal controls;

  •
  our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

  •
  the independent registered public accounting firm's appointment, qualifications and independence; and

  •
  the performance of our internal audit function.

        The audit committee also reviews the performance of our independent registered public accounting firm, Ernst & Young LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm's fees.

        The audit committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The audit committee reviews our financial disclosures, and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2011 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our Board.

        Our management has primary responsibility for preparing our financial statements and for our financial reporting process. In addition, our management is responsible for establishing and maintaining adequate internal control over financial reporting. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of our financial statements to generally accepted accounting principles, and on the effectiveness of our internal control over financial reporting.

        The audit committee reports as follows:

          (1)   The audit committee has reviewed and discussed the audited financial statements for fiscal year 2011 with our management.

          (2)   The audit committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 and Rule 2-07 of Regulation S-X.

          (3)   The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with Ernst & Young LLP its independence, including whether Ernst & Young LLP's provision of non-audit services to us is compatible with its independence.

        The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the audit committee (or by one or more members of the audit committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the audit committee (or any member or members of the audit committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such services for us.

        Based on the review and discussion referred to in items (1) through (3) above, the audit committee recommended to our Board, and the Board approved, the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended March 25, 2011, as filed with the Securities and Exchange Commission. The audit committee also recommended the reappointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012.

        The foregoing report was submitted by the audit committee of the Board and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933 or the Exchange Act.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
P. Gordon Hodge, Chair Frank J. Biondi, Jr. Richard L. Grand-Jean

 EXECUTIVE OFFICERS

        The following table sets forth the name, age and position held by each of our executive officers as of March 25, 2011:

Name	Age	Position
Michael V. Lewis	47	Chief Executive Officer
Joshua Greer	41	President
Joseph Peixoto	58	President, Worldwide Cinema
Andrew A. Skarupa	45	Chief Financial Officer and Chief Operating Officer
Robert Mayson	58	President, Consumer Electronics
Craig Gatarz	49	Executive Vice President and General Counsel

        Michael V. Lewis co-founded the Company and has served as Chairman of our Board since 2003. Prior to co-founding RealD, Mr. Lewis was Chief Executive Officer and co-founder of L-Squared Entertainment, a digital entertainment studio, from 1993 to 2001. While at L-Squared, he served as Producer on the 3D IMAX motion picture The Magic Box and as co-Producer on T-Rex: Back to the Cretaceous. Prior to L-Squared, Mr. Lewis was Senior Vice President of InterMedia/FilmEquities Inc., a media investment banking and advisory company.

        Joshua Greer co-founded the Company in 2003 and has served as our President since 2007. He is also a member of our Board. Prior to co-founding RealD, Mr. Greer was co-founder and Chief Convergence Officer of Walden Media, a film production and publishing company, from 2000 to 2002. Prior to that, Mr. Greer was President of Digital Domain's New Media Group, a digital production studio. Prior to Digital Domain, Mr. Greer was Chief Executive Officer and co-founder of Digital Planet, a digital design studio. Mr. Greer has elected to resign his role as President, effective July 15, 2011. Mr. Greer will serve as a strategic and technology advisor to the Company and, so long as he is re-elected by our stockholders at the Annual Meeting, will remain on the Company's Board of Directors.

        Joseph Peixoto has served as our President, Worldwide Cinema, since 2005. Mr. Peixoto joined RealD from United Cinemas International where he served as President and Chief Executive Officer from 1998 to 2004. Prior to United Cinemas, from 1992 to 1998, Mr. Peixoto was President of Famous Players, a Canadian-based theater chain owned by Paramount/Viacom.

        Andrew A. Skarupa has served as our Chief Financial Officer and Chief Operating Officer since 2005. Prior to joining RealD, Mr. Skarupa served from 2004 to 2005 as Vice President of Finance at WaterMark Sports, a designer and producer of outdoor products. Before WaterMark, Mr. Skarupa served as Chief Financial Officer of Alliant Protection Services, an electronics security company from 2002 to 2004. Before joining Alliant, Mr. Skarupa served as Vice President of Finance for Free-PC, an idealab network company acquired by eMachines. Prior to Free-PC, Mr. Skarupa served as Vice President of Finance for idealab. Mr. Skarupa joined idealab after working at MiniMed, a publicly held medical device manufacturer. Prior to MiniMed, Mr. Skarupa was an auditor at Deloitte & Touche in Los Angeles. Mr. Skarupa is a licensed CPA.

        Robert Mayson joined RealD in 2008 as Managing Director of RealD Europe Ltd. Mr. Mayson was appointed President, Consumer Electronics in 2010. Prior to joining us, Mr. Mayson served as General Manager and Vice President of Digital Motion Imaging for Kodak, managing Kodak's global digital cinema and post production business.

        Craig Gatarz joined RealD as Executive Vice President and General Counsel in January 2010. Mr. Gatarz previously served as the Chief Administrative Officer and General Counsel for Vuclip, a mobile video search company, from 2008 to 2010. Prior to Vuclip, Mr. Gatarz served as Chief Operating Officer and General Counsel of JAMDAT Mobile Inc., a publicly traded mobile games publisher, from 2000 until its acquisition by Electronic Arts, Inc. in 2006. Prior to JAMDAT Mobile, Mr. Gatarz served as General Counsel of Netgateway, Inc., an e-commerce provider, from 1999 to 2000. From 1990 to 1999, Mr. Gatarz practiced law at the firm of Jones, Day, Reavis & Pogue.

COMPENSATION DISCUSSION AND ANALYSIS

        The purpose of this compensation discussion and analysis section is to provide information about the material elements of compensation that are paid or awarded to, or earned by, our "named executive officers" in fiscal 2011. Our named executive officers are our principal executive officer, principal financial officer, and the three other most highly compensated executive officers. For fiscal 2011, the named executive officers and their positions were:

  •
  Michael V. Lewis, Chief Executive Officer, Director and Chairman of the Board;

  •
  Andrew A. Skarupa, Chief Financial Officer and Chief Operating Officer;

  •
  Joseph Peixoto, President of Worldwide Cinema;

  •
  Robert Mayson, President of Consumer Electronics; and

  •
  Craig Gatarz, Executive Vice President and General Counsel.

        This compensation discussion and analysis section addresses and explains the compensation practices that were followed in fiscal 2011, the numerical and related information contained in the summary compensation and related tables presented below, and actions taken regarding executive compensation after the end of fiscal 2011, that could affect a fair understanding of a named executive officer's compensation during fiscal 2011.

Overview of Fiscal 2011

        Fiscal 2011 was a year in which we achieved many important corporate milestones, such as our IPO in July 2010 and subsequent secondary offering in December 2010, and also produced superior financial results which improved upon our fiscal 2010 results. The following table highlights just a few of these accomplishments which were instrumental in significantly increasing stockholder value and positioning us for continued future short and long term success in a highly competitive and evolving industry.

	Fiscal 2010	Fiscal 2011	Percentage Improvement
Gross Revenue	$189 million	$283 million	49%
Net Loss	$39.7 million	$6.8 million	83%
Total Assets	$162.1 million	$280.1 million	73%
Number of RealD Screens	5,300	15,000	183%
Company Share Price	$16 @ 7/15/10	$23.65 @ 3/25/11	48%

        Our share price closed at $25.86 on June 1, 2011, which represents an overall market capitalization which is greater than $1.3 billion, or an increase of approximately $500 million in our market capitalization since our IPO in July 2010.

        Executive management played a principal role in generating these excellent results and helps demonstrate that our compensation programs are reflective of pay for performance. In connection with our IPO, we implemented a number of compensation actions to (i) account for our becoming a publicly traded corporation and (ii) reward and further incentivize our named executive officers for successfully growing the Company. In particular, the following actions, which are described in greater detail in the following sections, were taken in fiscal 2011:

  •
  adoption of our new omnibus 2010 Stock Incentive Plan for providing equity compensation to key service providers including our named executive officers;

  •
  adoption of our new 2010 Management Incentive Plan for providing a structured cash incentive compensation program for our executive officers based on the attainment of key performance objectives;

  •
  adoption of new employment agreements for the named executive officers which generally all follow the same structure and format and which are intended to provide reasonable and competitive incentive and retention features;

  •
  adoption of a recoupment of incentive compensation policy to enable the recovery of certain previously paid compensation to our officers under certain circumstances including if there is a restatement of our financial reports;

  •
  an increase in base salaries for the named executive officers which are reflective of our becoming a rapidly growing publicly traded corporation and which are reasonable both in terms of salaries paid to peer companies and internally within our Company;

  •
  an award of an annual cash based performance bonus opportunity for each named executive officer for fiscal 2011 to ensure that our officers are motivated and focus on key enumerated Company performance objectives; and

  •
  an award of both performance and time-based stock options to our named executive officers, including our co-founder who previously held only fully vested shares, in order to provide long-term retention incentives and which provide value to the officers only if our Company's value appreciates and with respect to the performance options only if our total shareholder return outperforms specified peer companies. These stock options were granted with a per share exercise price that was equal to our IPO initial offering price so that the stock options produce economic benefit to the officers only to the extent that our share value is greater than its value as of our IPO.

Historical compensation decisions before July 2010 Initial Public Offering

        Prior to our IPO in July 2010, we were a privately-held company with relatively few stockholders. As such, we had not been subject to stock exchange listing or SEC rules requiring a majority of our Board to be independent or relating to the formation and functioning of Board committees, including audit, compensation and nominating committees. Most, if not all, of our compensation policies and determinations for our named executive officers prior to our IPO, including those made for fiscal 2010, had been the product of recommendations by Mr. Lewis, our Chief Executive Officer (who is also a director), to our Board, which after discussions with the Board, were generally approved by the Board as recommended.

Overview, objectives and compensation philosophy

        During fiscal 2011 and until our IPO in July 2010, our full Board was responsible for determining the compensation of the named executive officers and overseeing any compensation programs. Our Board oversaw the compensation program for these executives to ensure consistency with our corporate goals and objectives. Our Board was also responsible for designing and executing our compensation program with respect to the named executive officers. For details on the experience and background of our directors, see "Proposal One—Election of Class I Directors." Effective upon the closing of our IPO, we formed a compensation committee which took over these responsibilities from our Board for fiscal 2011 and is now responsible for these determinations and oversight.

        The primary goals of our compensation program and policies are to attract, retain and reward talented executives, ensure compensation is closely aligned with our corporate strategies and objectives and the long-term interests of our stockholders and ensure that total compensation is fair, reasonable and competitive within our industry. Our compensation committee reviewed overall Company and individual performance in connection with its review and determination of each named executive officer's compensation.

        We believe that we have assembled an outstanding management team that has produced excellent results. We believe our growth demonstrates the success and effectiveness of our past compensation decisions. We believe that the compensation amounts paid to our named executive officers for their services in fiscal 2011 were fair, reasonable and in our best interests.

Components of executive compensation

        The compensation of the named executive officers has three primary components:

  •
  annual base salary;

  •
  cash bonus opportunity; and

  •
  long-term equity-based compensation.

        Perquisites, and benefits generally available to other employees, represent only a minor portion of the total compensation of the named executive officers.

        Not all components were historically provided to each of the named executive officers. Rather, historical compensation for the named executive officers was highly individualized, resulted from arm's-length negotiations and was based on a variety of informal factors. The Board, with recommendations from our Chief Executive Officer (who is also a director), determined the appropriate level for each compensation component based in part, but not exclusively, on our recruiting and retention goals, the experience and performance of an executive, the length of service of an executive, the compensation levels of our other executive officers, our overall performance and available resources and our need for a particular position to be filled, each as of the time of the applicable compensation decision.

        However, with the consummation of our IPO, our compensation committee has developed a more structured approach to compensating our named executive officers and all officers generally have the same compensatory features and provisions with the exception of compensation amounts for the respective officers.

Annual base salary

        Base salary is provided to our named executive officers in order to be competitive in the marketplace and so that not all of their compensation is at risk. In general, base salaries for our named executive officers take into account the executive's qualifications, experience, prior salary and the compensation levels of our other executive officers. The base salaries of the named executive officers are periodically reviewed and approved by our compensation committee, based on, in the case of the named executive officers other than our Chief Executive Officer, recommendations from our Chief Executive Officer, and adjustments are made to base salaries based on the scope of an executive's responsibilities and individual performance and contribution. In connection with our IPO, as discussed more fully below, the base salaries of the executive officers were increased by our compensation committee.

Cash bonus opportunity

        In addition to base salaries, performance based cash bonuses can be earned by our named executive officers. For fiscal 2011, certain annual cash bonuses were made pursuant to the terms of an executive's employment agreement and provided compensation that was directly linked to achievement of corporate goals and objectives. At this stage in the Company's development, the compensation committee has determined that earnings are the most important financial metric for the Company. Therefore, the Company has established earnings before interest, taxes, depreciation, and amortization

("Adjusted EBITDA") as the primary performance goal upon which all of the named executive officers' annual performance bonuses will be determined. The annual bonus is intended to motivate the executives and have them focus on achieving near term important corporate objectives.

        The annual bonus arrangements for fiscal 2011 are further described in "Summary compensation table-fiscal year 2011" and "Grants of plan-based awards-fiscal year 2011."

Long-term equity-based compensation

        Historically, we provided long-term equity incentive compensation, except to our co-founder Mr. Lewis, to retain our named executive officers and to provide for a significant portion of their compensation to be at risk and linked directly with the appreciation of stockholder value. Long-term compensation has generally been provided through equity awards in the form of stock options with time or performance-based vesting conditions subject to continued service and under the terms and conditions of our 2004 Amended and Restated Stock Incentive Plan, which we refer to as the 2004 Plan, and award agreements. Through possession of stock options, our executives participate in the long-term results of their efforts, whether by appreciation of the Company's value or the impact of business setbacks, either Company-specific or industry based.

        Prior to our IPO, we had previously not provided long-term equity incentive compensation to our co-founder, Mr. Lewis. Shortly before our IPO, Mr. Lewis held approximately 14.7% of the fully diluted Company shares, which, prior to our IPO, we had believed provided sufficient retention value and investment in the long-term value of the Company. Effective with our IPO, our Board provided equity compensation to all of our named executive officers, including Mr. Lewis, in order to provide necessary incentive compensation and retention incentives. The compensation levels of the named executive officers, including the equity holdings of each, reflect to a significant degree the varying roles and responsibilities of such executives, as well as the length of time those executives have served the Company. These are described more fully below and in the compensation tables.

        Upon joining us, generally each named executive officer, excluding Mr. Lewis, was granted an initial option award. In determining the number of shares subject to each award, our Board and Chief Executive Officer considered the number of options and shares owned by other executives in comparable positions within the Company and the executive's duties and responsibilities. Periodic awards to executive officers (other than to our Chief Executive Officer) were made based on recommendations from our Chief Executive Officer to our Board, based on our Chief Executive Officer's assessment of such executive's sustained performance and contribution to the Company over time, their ability to impact results that drive value to our stockholders and their organization level. No forms of equity other than stock options were awarded to any of the named executive officers under the 2004 Plan.

        The stock option grant agreements, provided with each grant under the 2004 Plan, generally provide for some or all of the unvested options to vest immediately when certain events occur, including a company transaction. The term "company transaction" under the 2004 Plan is generally defined to include (i) a merger or consolidation of the Company with or into another company or entity who is not an affiliate of ours; (ii) the acquisition of at least 80% of our voting securities by any person other than an affiliate of ours that holds our equity securities; or (iii) the sale or conveyance of all or substantially all of the Company assets to a person who is not an affiliate of ours. For example, in the event of a company transaction in which the named executive officer's option is not substituted, assumed or converted, then the named executive officer's option shall fully vest and become exercisable immediately prior to the consummation of the company transaction. Further, the outstanding unvested portion of the option will become fully vested upon an involuntary termination of the named executive officer's employment, without cause or for good reason, within the 12-month period following a company transaction. Unvested stock options are subject to forfeiture for non-qualifying terminations of employment. See "Potential payments upon termination or company transaction" for definitions of "cause" and "good reason."

        As discussed below, we adopted the RealD Inc. 2010 Stock Incentive Plan, which we refer to as the 2010 Stock Plan, to replace the 2004 Stock Incentive Plan for future equity compensation awards. All fiscal 2011 option grants were issued under the 2010 Stock Plan.

        Details on previously granted awards under the 2004 Plan and 2010 Stock Plan to the named executive officers are provided in the "Outstanding equity awards at 2011 fiscal year-end" and the "Grants of plan-based awards—fiscal year 2011" tables below.

Employee benefits and perquisites

        We have not offered extensive or elaborate benefits to the named executive officers. We have sought to compensate our named executive officers at levels that eliminated the need for perquisites and enabled each individual officer to provide for his own needs. We have offered other employee benefits to the named executive officers for the purpose of meeting current and future health needs for the executives. These benefits, which have been generally offered to all eligible employees, include medical, dental, and life insurance benefits, short-term disability pay, long-term disability insurance, flexible spending accounts for medical and dependent care expense reimbursements and a 401(k) retirement savings plan, described further in "Incentive compensation plans" below.

Company transaction and severance

        Each of the named executive officers, pursuant to each of their employment agreements, is eligible to receive contractually-provided severance benefits. These severance benefits are intended to provide compensation while the named executive officer searches for new employment after experiencing an involuntary termination of employment from us. We believe that providing severance protection for these named executive officers upon their involuntary termination of employment is an important retention tool that is necessary in the competitive marketplace for talented executives. We believe that the amounts of these payments and benefits and the periods of time during which they would be provided are fair and reasonable. We have not historically taken into account any amounts that may be received by a named executive officer following termination of employment when establishing current compensation levels. Our stock option grant agreements with the named executive officers also generally provide for some or all of the unvested options to vest immediately when certain events occur, including a company transaction, described below under "Executive employment agreements." For further details of the potential amounts that a named executive officer may receive in connection with a company transaction and termination, see "Potential payments upon termination or company transaction" below.

Compensation of the chief executive officer and other named executive officers

        The base salary, bonus and equity compensation for each of the named executive officers for fiscal 2011 is reported below under the "Summary compensation table—fiscal year 2011." Further information regarding the compensation of our named executive officers is described below under "Executive employment agreements."

        The Company's current approach is to annually review the named executive officer's compensation for adjustments and equity grants with any such adjustments and/or new equity grants becoming effective on or about July 1, after the release of the prior fiscal year's financial results.

        Our Board used the same general set of criteria to ascertain the compensation for each ensuing year for the named executive officers. Our Board's objective in setting the named executive officer's compensation, which is primarily based on the recommendation from our Chief Executive Officer (other than for compensation for the Chief Executive Officer), is to provide them with a fair, reasonable and competitive level of compensation, taking into account:

  •
  their and the Company's performance;

  •
  their responsibilities and length of service to the Company;

  •
  their past compensation; and

  •
  their compensation relative to each other.

Tax and accounting considerations

        In fiscal 2011, while our Board generally considered the financial accounting and tax implications of its executive compensation decisions, neither element was a material consideration in the compensation awarded to our named executive officers during such fiscal year.

Fiscal 2011 compensation decisions

Peer group information and compensation consultant reports

        Our Board (and after its formation, our compensation committee) engaged an independent outside compensation consultant, Frederic W. Cook & Co., Inc., or Cook, to assess our current compensation program's effectiveness in supporting our business strategy and ability to sustain our projected growth, to construct a peer group of companies, provide marketplace information, provide advice on competitive market practices and also provide a framework for transitioning our compensation programs and processes to public company norms as we approached our IPO. Cook had not previously provided any other services to us. Additionally, Cook does not receive any fees or income from, nor does it perform any services for, our compensation committee or the Company other than providing advice on executive and director compensation pursuant to its engagement.

Public-company peer group

        In early 2010, Cook recommended using the following publicly-held companies to be the peer group for purposes of providing a competitive framework for transitioning our compensation programs to that of a publicly-traded company in our industry:

Ascent Media	Limelight Networks
Avid Technology	Monotype
Cinemark Holdings	National Cinemedia
Coherent	RealNetworks
DG Fastchannel	Regal Entertainment
Digital River	Rosetta Stone
Dolby Labs	Rovi
DreamWorks Animation	Scholastic
DTS	SeaChange Intl
IPG Photonics	TiVo

        These 20 comparable companies are publicly-traded media and technology companies, with market capitalizations of approximately $280 million to $5.9 billion.

IPO company peer group

        Cook also utilized the following initial public offering comparison companies to be a peer group for purposes of determining the competitiveness of pre-initial public offering individual equity compensation and aggregate equity dilution. These 15 companies are media and technology companies that had initial public offerings in the last four years with market capitalizations of approximately $240 million to $5.4 billion. Five of these 15 companies, which are listed in the left-hand column below, were also included in the public-company peer group directly above:

IPG Photonics Corp.	Bridgepoint Education
Limelight Networks	Cinemark Holdings
Monotype Imaging	comScore
National CineMedia	OpenTable
Rosetta Stone	Rackspace Hosting
SolarWinds
Solera Holdings
Starent Networks (acquired by Cisco in December 2009)
Switch&Data Facilities
TechTarget

        Cook provided our Board with written reports that summarized its findings and contained Cook's compensation recommendations.

Fiscal 2011 salaries

        In setting the fiscal 2011 salaries for the named executive officers, our Board reviewed and considered the Cook compensation report, in addition to taking into account each officers' abilities, responsibilities, performance, experience and past compensation. For Messrs. Lewis, Skarupa and Peixoto, who entered into new employment agreements on May 25, 2010, our Board set their base salaries to be effective after our IPO around the 75th percentile level of the public-company peer group for comparable positions. For Mr. Mayson, who also entered into a new employment agreement on May 25, 2010, our Board set his base salary to be effective upon his relocation to our Beverly Hills, California office between the 25th percentile level and the median of the public-company peer group for comparable positions. For Mr. Gatarz who entered into a new employment agreement effective on October 18, 2010, our Board set his base salary to be effective as of the closing of our IPO around the median of the public-company peer group for comparable positions. The compensation committee, which was formed upon the closing of our IPO, will be responsible for the future setting of base salaries of our executive officers.

        While each of the May 2010 employment agreements for Messrs. Lewis, Skarupa and Peixoto were effective as of April 1, 2010, the fiscal 2011 base salary increase, set forth in the table below, was retroactive to January 1, 2010. Similarly, while the October 2010 employment agreement for Mr. Gatarz was effective as of October 18, 2010, the fiscal 2011 base salary increase, set forth in the table below, was retroactive to July 21, 2010. Additionally, pursuant to the May 2010 employment agreements, the base salary for Messrs. Lewis, Skarupa and Peixoto were further increased effective upon the completion of our IPO.

        The following table provides the annual base salaries for each of our named executive officers for fiscal 2010 and 2011:

Name	Fiscal 2010 base salary (not including retroactive increase)	Fiscal 2011 base salary		Fiscal 2011 base salary effective as of our initial public offering
Michael V. Lewis	$400,000	$600,000	(1)	$700,000
Andrew A. Skarupa	$250,000	$350,000	(1)	$420,000
Joseph Peixoto	$500,000	$575,000	(1)	$625,000
Robert Mayson	$109,960	$234,398		$234,398	(2)
Craig Gatarz	$250,000	$250,000		$290,000	(3)

(1)
Pursuant to the named executive officer's May 2010 employment agreement, the named executive officer's annual base salary was increased to the amount reflected in this column, retroactive to January 1, 2010. See "Executive employment agreements" for additional details regarding the named executive officer's May 2010 employment agreement.

(2)
Mr. Mayson's base salary did not change upon the occurrence of our IPO. As explained in greater detail in "Executive employment agreements," Mr. Mayson's annual base salary increased to $300,000 upon his July 2010 relocation to the Company's Beverly Hills, California office.

(3)
Pursuant to Mr. Gatarz's October 2010 employment agreement, his annual base salary was increased to the amount reflected in this column, retroactive to July 21, 2010, the closing date of our IPO. See "Executive employment agreements" for additional details regarding Mr. Gatarz's October 2010 employment agreement.

Fiscal 2011 performance-based bonus targets and total award amounts

        In April 2010, our Board, with input from its independent compensation consultant, Cook, unanimously approved fiscal 2011 performance-based compensation target bonuses for the named executive officers, excluding Mr. Gatarz, which are set forth in each of the named executive officers' May 2010 employment agreements and in October 2010 for Mr. Gatarz, which is set forth in his October 2010 employment agreement. Fiscal 2011 performance bonuses for the named executive officers were based on achievement of annual Adjusted EBITDA performance objectives with individual performance objectives also secondarily considered. These objectives were determined by our compensation committee and provided to each of the named executive officers. Adjusted EBITDA is defined as our net income or loss, plus interest expense, income taxes and depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our core operating performance. Adjusted EBITDA is a non-GAAP financial measure. See "Management's discussion and analysis of financial condition and results of operations—Non-U.S. GAAP discussion" in our Annual Report on Form 10-K for the fiscal year ended March 25, 2011 filed with the SEC on June 9, 2011.

        For fiscal 2011 the Adjusted EBITDA target was $40 million and our actual achieved Adjusted EBITDA was $62.2 million. Additionally, each of the named executive officers exceeded their individual performance objectives for fiscal 2011. The fiscal 2011 performance bonuses were provided and administered under our 2010 Management Incentive Plan. Further details on the 2010 Management

Incentive Plan can be found in "Incentive compensation plans" below. The target bonuses that can be earned by the named executive officers for fiscal 2011 under these performance-based opportunities is calculated as a percentage of annual base salary with such target percentage reflected in this column. In addition, if actual performance exceeds the targeted level of performance, as was the case in fiscal 2011, then our compensation committee may award bonuses in excess of the target amounts.

Name	Target Percentage of fiscal 2011 base salary
Michael V. Lewis	100%
Andrew A. Skarupa	80%
Joseph Peixoto	80%
Robert Mayson(1)	80%
Craig Gatarz	80%

(1)
Pursuant to Mr. Mayson's May 2010 employment agreement, Mr. Mayson's performance bonus for fiscal 2011 was an amount equal to the greater of $300,000 or a target amount of eighty percent (80%) of his annual base salary, as reflected above. See "Executive employment agreements" below for additional details regarding Mr. Mayson's May 2010 employment agreement.

        Because of our strong financial performance in fiscal 2011 in which the target Adjusted EBITDA objective was significantly exceeded, the compensation committee decided to award, in its discretion, performance bonuses for fiscal 2011 at a level of 2.5 times the target amounts, with 1.5 times the target amount paid in cash in June 2011 and 1.0 times the target amount to be paid in restricted stock units and granted on July 1, 2011 under the 2010 Stock Plan, as reflected in the following table. The number of restricted stock units granted under each restricted stock units award will be calculated based on the per share closing price of our common stock on July 1, 2011, and such award will vest over a three-year time period commencing as of the July 1, 2011 grant date with one-third (1/3) vesting on the first anniversary of the grant date and the remainder vesting in equal quarterly installments over the remaining two years, subject to the named executive officer's continued service with the Company.

Name	Fiscal 2011 Performance- Based Bonus Amount Paid in Cash	Fiscal 2011 Performance- Based Bonus Amount Paid in Restricted Stock Units ($)	Total Fiscal 2011 Performance-Based Bonus Award
Michael V. Lewis	$1,050,000	$700,000	$1,750,000
Andrew A. Skarupa	$504,000	$336,000	$840,000
Joseph Peixoto	$750,000	$500,000	$1,250,000
Robert Mayson	$450,000	$300,000	$750,000
Craig Gatarz	$348,000	$232,000	$580,000

Fiscal 2011 stock option grants to named executive officers

        In April 2010, our Board, with input from its independent compensation consultant, Cook, unanimously approved an award of two sets of stock options to each of our named executive officers. Our Board wanted to provide further equity retention and incentive compensation for the named executive officers and set the annual equity awards at a level needed to provide capitalization-adjusted total direct compensation around the 75th percentile level of the public company peer group by providing an annual equity grant, reflected in the below table. The annual stock option awards vest over a four-year time period subject to the named executive officer's continued employment with the Company. For the one-time, special public offering stock option awards, fifty percent (50%) vest over a four-year time period subject to the named executive officer's continued service with the Company and the other fifty percent (50%) vest subject to achievement of corporate stock price performance objectives as measured against a peer group of companies established by the Company and described in the written award agreement. Further details on the two sets of stock option awards can be found in "Executive employment agreements."

        These two sets of stock options were granted under the 2010 Stock Plan to the named executive officers on July 15, 2010. These stock options have a per share exercise price equal to $16.00, the initial price at which shares were offered to be sold to the public in our IPO, and contain vesting conditions, including acceleration of vesting, that are generally as described below under "Executive employment agreements." The number of shares subject to each of these stock option grants are as shown in the following table:

Name	Fiscal 2011 annual equity grant	One-time, special public offering equity grant
	(shares)	(shares)
Michael V. Lewis	300,000	825,000
Andrew A. Skarupa	105,000	105,000
Joseph Peixoto	120,000	127,500
Robert Mayson(1)	105,000	60,000
Craig Gatarz(2)	67,500	60,000

(1)
Pursuant to Mr. Mayson's May 2010 employment agreement, on July 15, 2010, Mr. Mayson was also granted a nonstatutory stock option to purchase 375,000 shares of common stock of the Company, in addition to the awards referenced in the above table. This additional option to purchase 375,000 shares has a $16.00 per share exercise price, was awarded to Mr. Mayson in connection with his promotion to President of Consumer Electronics and vests over a four-year time period subject to Mr. Mayson's continued service with the Company. See "Executive employment agreements" for additional details regarding the terms of Mr. Mayson's equity grants.

(2)
Pursuant to Mr. Gatarz's January 2010 employment agreement, on July 15, 2010, Mr. Gatarz was also granted a nonstatutory stock option to purchase 300,000 shares of common stock of the Company, in addition to the awards referenced in the above table. This additional option to purchase 300,000 shares has a $16.00 per share exercise price, was awarded to Mr. Gatarz in connection with his offer of employment and vests over a four-year time period subject to Mr. Gatarz's continued service with the Company. See "Executive employment agreements" for additional details regarding the terms of Mr. Gatarz's equity grants.

Compensation plans adopted in fiscal 2011

        In April 2010, our Board unanimously adopted the 2010 Stock Plan and in June 2010, our stockholders approved the 2010 Stock Plan. Our Board approved and ratified a United Kingdom addendum subplan to the 2010 Stock Plan effective as of July 15, 2010, which is a part of the 2010 Stock Plan. The 2010 Stock Plan replaced the 2004 Plan such that, effective with our IPO, we no longer make any new grants under the 2004 Plan. Instead, our compensation committee issues equity compensation awards only under the 2010 Stock Plan.

        In June 2010, our Board unanimously approved a 2010 performance-based bonus compensation program called the RealD Inc. 2010 Management Incentive Plan, in which the named executive officers are eligible to participate.

        Our Board adopted these plans because it believed the new plans were appropriate to facilitate implementation of our future compensation programs as a public company. The compensation philosophy and objectives adopted by the compensation committee now that we are a public company will likely determine the type and structure of awards granted by the compensation committee pursuant to these plans. Additional information concerning these plans is set forth below in "Incentive compensation plans" below.

Policy on recoupment of compensation

        In June 2010, our Board unanimously approved a Policy on Recoupment of Compensation, or the Recoupment Policy, primarily to deter our senior executives and other key employees from taking actions that could potentially harm the Company and to deter any financial or accounting irregularities with respect to our financial statements. We incorporated the Recoupment Policy into the May 2010 employment agreements with our named executive officers and Mr. Gatarz's October 2010 employment agreement, into the 2010 Stock Plan and into the 2010 Management Incentive Plan.

        Pursuant to our Recoupment Policy, certain members of management, including all of the named executive officers, may be directed to return to us performance-based compensation that the officer had previously received if either:

  (i)
  there is a restatement of any of our financial statements previously filed with the SEC (regardless of whether or not there was any misconduct committed by an executive) other than those due to changes in accounting policy, and the restated financial results would have resulted in a lesser amount of performance-based compensation being paid to the named executive officer, or

  (ii)
  the named executive officer's intentional misconduct, gross negligence or failure to report intentional misconduct or gross negligence by one of our employees (or service providers) either: (x) was a contributing factor or partial factor to us having to restate any of our financial statements previously filed with the SEC or (y) constituted fraud, bribery or any other unlawful act (or contributed to another person's fraud, bribery or other unlawful act) which in each case adversely impacted our finances, business and/or reputation.

        In the event of a restatement of our financial statements, the compensation committee will review performance-based compensation awarded or paid to the named executive officers that was attributable to performance during the applicable time periods. To the extent permitted by applicable law, the compensation committee will make a determination as to whether, and how much, compensation is to be recouped by us on an individual basis. If there has been no misconduct (as described in clause (ii) above), any recoupment of compensation will be limited to a three-year look-back period from the date the financial or accounting irregularity was discovered by us.

        Moreover, if the compensation committee determines that one of the named executive officers has engaged in misconduct, the compensation committee may take actions with respect to such executive as it deems to be in our best interests and necessary to remedy the misconduct and prevent its recurrence. To the extent permitted by applicable law, such actions can include, among other things, recoupment of compensation (which would not be limited to a three-year look-back period) and/or disciplinary actions, including termination of employment. The compensation committee's power to determine the appropriate remedy is in addition to, and not in replacement of, remedies imposed by law enforcement agencies, regulators or other authorities.

Fiscal 2012 compensation decisions

        In April 2011, our compensation committee unanimously approved fiscal 2012 performance objectives for Messrs. Lewis, Skarupa, Peixoto, Mayson and Gatarz for their fiscal 2012 performance-

based cash opportunity bonus which is provided and administered under our 2010 Management Incentive Plan. For fiscal 2012, cash bonuses for each of these named executive officers will be based on the Company's achievement of annual Adjusted EBITDA performance objectives with individual and central departmental objectives also secondarily considered. These fiscal 2012 performance objectives will be difficult to attain. The target bonus that can be earned by the named executive officers for fiscal 2012 under these performance-based opportunities is calculated as a percentage of annual base salary. Such target percentage for fiscal 2012 remains unchanged from the percentage for fiscal 2011, which is disclosed in "Fiscal 2011 performance-based bonus targets" above. The actual bonus paid may be more or less than the target amount; however, such bonus payment is subject to the limit provided by the 2010 Management Incentive Plan, which provides that bonuses paid under the 2010 Management Incentive Plan to any one participant in the aggregate may not exceed $5 million in any fiscal year.

        In June 2011, our compensation committee reviewed the named executive officers' compensation for potential adjustments and equity grants for fiscal 2012. In connection with this review, and with input from its independent compensation consultant, Cook, our compensation committee increased the base salary of Messrs. Mayson and Gatarz to $400,000 and $350,000, respectively, effective as of July 1, 2011. The base salaries and other compensation components for Messrs. Lewis, Skarupa and Peixoto for fiscal 2012 remained unchanged from fiscal 2011. Additionally, the compensation committee, with input from Cook, unanimously approved an award of a nonstatutory stock option to each of our named executive officers for fiscal 2012. It is expected that these annual stock option awards will be granted to the named executive officers on July 1, 2011. The stock option awards will be granted under the 2010 Stock Plan and will have a per share exercise price equal to the per share closing price of our Company common stock on the date of grant. The stock options will vest as follows: (i) 1/4 of the option vests on the first anniversary of the July 1, 2011 vesting commencement date and (ii) an additional 1/48 of the option vests per month for each of the 36 months following the month of the one-year anniversary of the vesting commencement date, subject to the named executive officer's continued service with the Company, and include acceleration of vesting, that is generally as described below under "Executive employment agreements." The number of shares subject to each of these stock option grants will be as shown in the following table:

Name	Fiscal 2012 annual equity grant (shares)
Michael V. Lewis	300,000
Andrew A. Skarupa	105,000
Joseph Peixoto	120,000
Robert Mayson	105,000
Craig Gatarz	67,500

        In June 2011 our Board adopted an employee stock purchase plan ("ESPP") subject to obtaining stockholder approval. The ESPP is intended to enable our employees (including our eligible named executive officers) to acquire our common shares and further align the interests of our employees with those of our stockholders. The ESPP is attached hereto as Appendix A and described in fuller detail in Proposal Five in this proxy statement.

Executive compensation

        The following tables provide information on compensation for the services of the named executive officers for fiscal 2011.

Summary compensation table—fiscal year 2011

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Option awards (3)($)	Non-equity incentive plan compensation (4)($)	All other compensation ($)(5)	Total ($)
Michael V. Lewis,	2011	$667,692	$1,050,000	$10,146,750	$700,000	$8,100	$12,572,542
Chief Executive Officer, Director and Chairman of the Board	2010	$450,000	$600,000	$—	$—	$8,100	$1,058,100
Andrew A. Skarupa,	2011	$397,385	$504,000	$1,877,400	$336,000	$—	$3,114,785
Financial Officer and Chief Operating Officer	2010	$275,000	$300,000	$—	$—	$—	$575,000
Joseph Peixoto(6),	2011	$608,846	$750,000	$2,213,925	$1,000,000	—	$4,572,771
President of Worldwide Cinema	2010	$518,750	$100,000	$2,285,000	$500,000	$—	$3,403,750
Robert Mayson,	2011	$267,900	$650,000	$4,756,200	$300,000	$—	$5,974,100
President of Consumer Electronics	2010	$109,960	$150,000	$—	$253,100	$—	$513,060
Craig Gatarz,	2011	$276,615	$348,000	$3,730,575	$232,000	$—	$4,587,190
Executive Vice President and General Counsel(7)

(1)
Pursuant to the May 2010 employment agreements for Messrs. Lewis, Skarupa and Peixoto, and Mr. Gatarz's October 2010 employment agreement, each of the named executive officers received a base salary increase that was effective upon the July 21, 2010 effective date of the Company's initial public offering. Accordingly, the amounts in this column for Messrs. Lewis, Skarupa, Peixoto and Gatarz reflect the named executive officer's salary during the time period of April 1, 2010 through July 20, 2010 based on an annual salary of $600,000, $350,000, $575,000 and $250,000, respectively, and during the time period of July 21, 2010 through March 25, 2011 based on an annual salary of $700,000, $420,000, $625,000 and $290,000, respectively. Mr. Mayson's May 2010 employment agreement did not provide for an increase in base salary upon the occurrence of our IPO. Rather it provided for a base salary of GBP £154,000 (which is approximately $234,398, assuming a conversion rate on April 1, 2010 of GBP £1 to $1.52207), until Mr. Mayson's July, 2010 relocation to the Company's Beverly Hills, California office upon which his base salary increased to $300,000.

(2)
Represents the discretionary portion of the fiscal 2011 performance-based bonuses under the 2010 Management Incentive Plan that was awarded above the fiscal 2011 target amount as reflected and described in footnote 4 below and in "Fiscal 2011 performance-based bonus targets and total award amounts" above. Additionally, pursuant to Mr. Mayson's May 2010 employment agreement, he received a $200,000 relocation bonus upon his July, 2010 relocation to the Company's Beverly Hills, California office.

(3)
Represents the total grant date fair value, as determined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, of all option awards granted to the named executive officer during fiscal 2011 and which are described in the "Grants of plan-based awards-fiscal year 2011" table below. Assumptions used to calculate these amounts are included in Note 9, "Share-based compensation," to our consolidated financial statements for the year ended March 25, 2011, which are included in our Annual Report on Form 10-K that was filed with the SEC on June 9, 2011.

(4)
Represents the target amount of the fiscal 2011 performance-based bonuses that was paid under the 2010 Management Incentive Plan and a portion of the additional bonus earned by Mr. Peixoto as described in footnote 6 directly below. An additional amount that was paid over the fiscal 2011 target amount of the fiscal 2011 performance-based bonuses is reflected in the "bonus" column to this table as described in footnote (2) above. The fiscal 2011 performance-based bonuses will be paid in the form of cash and a restricted stock units grant to each of the named executive officers. Further details on the fiscal 2011 performance-based bonuses paid under the 2010 Management Incentive Plan are described in "Fiscal 2011 performance-based bonus targets and total award amounts" above and the "Grants of Plan-based awards-fiscal year 2011" table below.

(5)
Represents annual car allowance.

(6)
In addition to his eligibility for a fiscal 2011 performance based cash bonus under the 2010 Management Incentive Plan, for which Mr. Peixoto earned $1,250,000, he was also eligible to receive a one-time bonus equal to $1,000,000 if and when our actual installed base of RealD Cinema Systems exceeded 4,000 theatres. This bonus was required to be paid in installments and was subject to Mr. Peixoto's continued service through the date of each payment. This 4,000 theatre performance target was reached during the second half of fiscal 2010, and $500,000 was paid during fiscal 2010. The remaining installment of $500,000 was paid to Mr. Peixoto during the first quarter of fiscal 2011.

(7)
Mr. Gatarz was not a named executive officer in fiscal 2010 and first became a named executive officer in fiscal 2011.

Grants of plan-based awards—fiscal year 2011

        The following table provides information on cash-based and equity-based awards granted in fiscal 2011 to the named executive officers:

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards(2)
Name	Grant date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)
Michael V. Lewis	—	560,000	700,000	1,750,000	—	—	—	—	—	—
	7/15/10(3)	—	—	—	82,500	412,500	412,500	—	$16.00	$3,898,125
	7/15/10(4)	—	—	—	—	—	—	712,500	$16.00	$6,248,625
Andrew A. Skarupa	—	268,800	336,000	840,000	—	—	—	—	—	—
	7/15/10(3)	—	—	—	10,500	52,500	52,500	—	$16.00	$496,125
	7/15/10(4)	—	—	—	—	—	—	157,500	$16.00	$1,381,275
Joseph Peixoto	—	400,000	500,000	1,250,000	—	—	—	—	—	—
	7/15/10(3)	—	—	—	12,750	63,750	63,750	—	$16.00	$602,438
	7/15/10(4)	—	—	—	—	—	—	183,750	$16.00	$1,611,488
Robert Mayson	—	240,000	300,000	750,000	—	—	—	—	—	—
	7/15/10(3)	—	—	—	6,000	30,000	30,000	—	$16.00	$283,500
	7/15/10(4)	—	—	—	—	—	—	510,000	$16.00	$4,472,700
Craig Gatarz	—	185,600	232,000	580,000	—	—	—	—	—	—
	7/15/10(3)	—	—	—	6,000	30,000	30,000	—	$16.00	$283,500
	7/15/10(4)	—	—	—	—	—	—	97,500	$16.00	$855,075
	7/15/10(4)	—	—	—	—	—	—	300,000	$16.00	$2,592,000

(1)
Each named executive officer was eligible to earn a fiscal 2011 performance-based bonus pursuant to his employment agreement as discussed in "Executive employment agreements" and "Fiscal 2011 performance-based bonus targets and total award amounts" and as implemented under the 2010 Management Incentive Plan. Pursuant to the May 2010 employment agreement for Mr. Mayson, he was eligible to receive the greater of $300,000, or the target amount of 80% of his base salary for fiscal 2011. The performance bonus was based on attaining fiscal 2011 Adjusted EBITDA of $40 million with individual performance objectives also secondarily considered. The named executive officers were eligible to earn a performance bonus upon the attainment of 80% of the fiscal 2011 Adjusted EBITDA target goal and could earn up to a maximum amount of 2.5 times his respective target. These threshold and maximum limits mirrored the Company's approach for our non-executive annual bonus plan. The 2010 Management Incentive Plan also has an annual maximum limit of $5 million that can be paid to any one participant. The Company's actual Adjusted EBITDA was $62.2 million and exceeded the EBITDA target by over fifty percent (50%), and the bonus amounts paid therefore exceeded the target amounts and are reported above in the Summary compensation table.

(2)
This column shows the aggregate grant date fair value of stock options under applicable SEC rules granted to the named executive officer in the table in fiscal 2011 and are further described in the "Outstanding equity awards at 2011 fiscal year-end" table below and the "Fiscal 2011 stock option grants to named executive officers" above. For each of the two sets of stock options granted to each of the named executive officers, fair value is calculated using the Black-Scholes value on the July 15, 2010 grant date of $9.45 and $8.77, respectively. For Mr. Gatarz's third stock option of 300,000 shares, fair value is calculated using the Black-Scholes value on the July 15, 2010 grant date of $8.64. For additional information on the valuation assumptions, refer to Note 9, "Share-based compensation," to our consolidated financial statements for the fiscal year ended March 25, 2011, in our Annual Report on Form 10-K which was filed with the SEC on June 9, 2011.

(3)
The number of shares subject to the option that will vest is based on the Company's total shareholder return on the performance vesting computation date in relation to the comparison group. In order for any portion of the shares subject to the option to vest, the Company's percentile ranking in the comparison group based on it total shareholder return on the performance vesting computation date must be in the 10th percentile or above. Further details related to these performance-based stock options are described in the "Executive employment agreements" section and the "Outstanding equity awards at 2011 fiscal year-end" table below.

(4)
Further details related to these time-based stock options are described in the "Executive employment agreements" section and the "Outstanding equity awards at 2011 fiscal year-end" table below.

Executive employment agreements

        In April 2010, our Board unanimously approved the substantive terms of new employment agreements with Messrs. Lewis, Skarupa and Peixoto and their formal employment agreements were later approved by our Board in May 2010. Additionally, in May 2010, our Board unanimously approved the terms of a new employment agreement with Mr. Mayson to generally conform to the employment agreement terms for the other named executive officers. Each of these new written employment agreements, effective as of April 1, 2010, was executed on May 25, 2010 by the named executive officers. In October 2010, our compensation committee unanimously approved the terms of a new employment agreement with Mr. Gatarz to generally conform to the employment agreement terms for the other named executive officers which was effective as of October 18, 2010. Additionally, in connection with entering into their employment agreements, each of the named executive officers was required to enter into an employee invention assignment and confidentiality agreement which contains various restrictive covenants including employee non-solicit obligations. These employment agreements for the named executive officers replace and supersede any prior employment agreements and are summarized below.

        Michael Lewis, Chief Executive Officer and Chairman of the Board.    On May 25, 2010, we entered into an employment agreement with Mr. Lewis effective April 1, 2010. The agreement provides that Mr. Lewis will continue to serve as Chief Executive Officer and Chairman.

        Additionally, we have agreed to nominate Mr. Lewis for election to our Board throughout the term of his employment agreement whenever his term as a director comes up for re-election. The initial term of the agreement extends through March 31, 2013.

        Andrew A. Skarupa, Chief Financial Officer and Chief Operating Officer.    On May 25, 2010, we entered into a new employment agreement with Mr. Skarupa effective April 1, 2010, which replaced and superseded his prior employment agreement. The new agreement provides that Mr. Skarupa will continue to serve as Chief Financial Officer and Chief Operating Officer. The initial term of the new agreement extends through March 31, 2012.

        Joseph Peixoto, President of Worldwide Cinema.    On May 25, 2010, we entered into a new employment agreement with Mr. Peixoto effective April 1, 2010, which replaced and superseded his prior employment agreement. The new agreement provides that Mr. Peixoto will continue to serve as President of Worldwide Cinema. Under this agreement, Mr. Peixoto was an at-will employee of the Company through June 15, 2010. As neither Mr. Peixoto nor the Company terminated Mr. Peixoto's employment on or prior to June 15, 2010, the initial term of the new agreement extends from June 15, 2010 through March 31, 2012.

        Robert Mayson, President of Consumer Electronics.    On May 25, 2010, we entered into a new employment agreement with Mr. Mayson effective April 1, 2010, which replaced and superseded his February 2010 employment agreement. The May 2010 agreement provides that Mr. Mayson will continue to serve as President of Consumer Electronics and provides substantially similar salary and bonus incentive compensation terms, as those provided in his February 2010 agreement. Under the May 2010 agreement, Mr. Mayson was eligible to receive relocation cash payments and reimbursements conditioned on his relocating to Los Angeles, California area by September 1, 2010, which he satisfied. This May 2010 employment agreement also provides severance benefits and payments which generally conform to those terms of the other named executive officers. The initial term of the May 2010 agreement extends through March 31, 2013.

        Craig Gatarz, Executive Vice President and General Counsel.    Mr. Gatarz's prior employment agreement with the Company dated January 21, 2010 provided that Mr. Gatarz would commence employment with the Company on February 8, 2010 as Executive Vice President and General Counsel. Under the January 21, 2010 agreement, Mr. Gatarz was provided a base salary of $250,000, an inducement bonus of $100,000 and was eligible to receive an annual performance bonus in an amount up to 50% of his then current base salary based on satisfaction of performance goals. Mr. Gatarz was also eligible to receive a stock option to purchase up to 300,000 shares of our common stock on the earlier of an issuance of more than $25 million of our equity securities, including through an initial public offering, or September 30, 2010, and which he received on July 15, 2010. Under the January 21, 2010 agreement, Mr. Gatarz was also eligible to participate in all employee benefit plans and vacation programs and to be reimbursed for all reasonable business expenses, including reasonable travel expenses to and from his home in northern California and Los Angeles until his relocation was completed and reasonable expenses related to the maintenance of his California and New York State Bar memberships and required continuing legal education classes. Further, Mr. Gatarz was eligible to receive relocation expenses up to $10,000 and reimbursements up to $24,000 in connection with rent obligations under his northern California home lease. As part of his January 21, 2010 agreement, if we had terminated Mr. Gatarz's employment without "cause" at any time or if, within one year after a "change in control" he resigned for "good reason," as defined in the employment agreement, then Mr. Gatarz would have received total payments equal to twelve months of his base salary. Additionally, if Mr. Gatarz's employment was terminated by us without "cause" within one year after a "change in control," Mr. Gatarz would have received an additional $75,000 payable over a one year period beginning on his termination date.

        On October 18, 2010, we entered into a new employment agreement with Mr. Gatarz which replaced and superseded his January 2010 employment agreement. The October 2010 agreement provided that Mr. Gatarz will continue to serve as Executive Vice President and General Counsel. Under the October 2010 agreement, Mr. Gatarz received a cash bonus in the amount of $50,000 as a result of his efforts which contributed to the Company's successful IPO in July 2010. This October 2010 employment agreement also provides severance benefits and payments which generally conform to those terms of the other named executive officers. The terms and conditions of the October 2010 agreement are described in the below table and footnotes. The initial term of the October 2010 agreement extends through March 31, 2012.

        The following table highlights certain items contained in the May 2010 and October 2010 employment agreements for the named executive officers.

	Initial Term of May and October 2010 Employment Agreements		Base salary effective 1/1/10; base salary effective as of the IPO		Annual target bonus		Equity compensation: fiscal year 2011 annual grant(7); IPO grant(8) (shares)		Severance payments upon "Qualifying Termination" within the Company "Change in Control" Period		Severance payments upon "Qualifying Termination"		Severance payments upon termination due to death or "disability"		Other
Michael V. Lewis	3 years	(1)	$600,000	;	100%	(6)	300,000	;		(10)		(12)		(14)		(15)(16)
			$700,000				825,000
Andrew A. Skarupa	2 years	(2)	$350,000	;	80%	(6)	105,000	;		(11)		(13)		(14)		(15)
			$420,000				105,000
Joseph Peixoto	1.8 years	(3)	$575,000	;	80%	(6)	120,000	;		(11)		(13)		(14)		(15)
			$625,000				127,500
Robert Mayson	3 years	(4)	$234,998	;	80%	(6)	105,000	;		(11)		(13)		(14)		(15)(17)
			$234,998	(5)			60,000	(9)
Craig Gatarz	1.5 years	(2)	$250,000	;	80%	(6)	67,500	;		(11)		(13)		(14)		(15)
			$290,000				60,000	(9)

(1)
On April 1, 2011, and on each subsequent April 1st through and including April 1, 2014, the term of the employment agreement is automatically extended by one additional year unless either party has previously provided written notice to not so extend the term, except that the agreement shall in all cases expire no later than (and cannot be extended beyond) March 31, 2017. In the event that Mr. Lewis' employment continues after the expiration of the term of his employment agreement, then Mr. Lewis' employment shall continue on an at-will basis and during such at-will period either party can terminate his employment without obligation (including without any obligation to provide severance payments or benefits) and/or we can change any or all of the terms of Mr. Lewis' employment at any time for any reason or no reason by providing written notice.

(2)
On April 1, 2011, and on each subsequent April 1st through and including April 1, 2015, the term of the employment agreement is automatically extended by one additional year unless either party has previously provided written notice to not so extend the term, except that the agreement shall in all cases expire no later than (and cannot be extended beyond) March 31, 2017. In the event that the named executive officer's employment continues after the expiration of the term of his employment agreement, then the named executive officer's employment shall continue on an at-will basis and during such at-will period either party can terminate the named executive officer's employment without obligation (including without any obligation to provide severance payments or benefits) and/or we can change any or all of the terms of the named executive officer's employment at any time for any reason or no reason by providing written notice.

(3)
From April 1, 2010 to June 15, 2010, Mr. Peixoto was an at-will employee of the Company. As neither party elected to terminate Mr. Peixoto's employment with the Company prior to June 15, 2010, the initial term of the new agreement extends from June 15, 2010 through March 31, 2012. On April 1, 2011, and on each subsequent April 1st through and including April 1, 2015, the term of the employment agreement is automatically extended by one additional year unless either party has previously provided written notice to not so extend the term, except that the agreement shall in all cases expire no later than (and cannot be extended beyond) March 31, 2017. In the event that Mr. Peixoto's employment continues after the expiration of the term of his employment agreement, then Mr. Peixoto's employment shall continue on an at-will basis and during such at-will period either party can terminate his employment without obligation (including without any obligation to provide severance payments or benefits) and/or we can change any or all of the terms of Mr. Peixoto's employment at any time for any reason or no reason by providing written notice.

(4)
On April 1, 2012, and on each subsequent April 1st through and including April 1, 2015, the term of the employment agreement is automatically extended by one additional year unless either party has previously provided written notice to not so extend the term, except that the agreement shall in all cases expire no later than (and cannot be extended beyond) March 31, 2017. In the event that Mr. Mayson's employment continues after the expiration of the term of his employment agreement, then Mr. Mayson's employment shall continue on an at-will basis and during such at-will period either party can terminate his employment without obligation (including without any obligation to provide severance payments or benefits) and/or we can change any or all of the terms of Mr. Mayson's employment at any time for any reason or no reason by providing written notice.

(5)
Mr. Mayson's May 2010 employment agreement did not provide for a change to his base salary upon the occurrence of our IPO in July 2010, but instead provided for an increase to Mr. Mayson's annual base salary to $300,000 upon his relocation to our Beverly Hills, California office, which occurred in July 2010.

(6)
The named executive officer will be eligible for an annual discretionary incentive bonus based on attainment of performance objectives. For fiscal 2011, the performance objectives for Mr. Lewis were as agreed upon by Mr. Lewis and the compensation committee, and for the other named executive officers the performance objectives were prescribed and established by the compensation committee. After fiscal 2011, we will prescribe and establish the performance objectives with input from the named executive officers. The named executive officer's employment agreement provides for an annual target bonus amount as a percentage of his annual base salary with such target percentage reflected in this column. However, for the fiscal years ending March 31, 2011, March 31, 2012 and March 31, 2013, Mr. Mayson's annual discretionary incentive bonus will equal the greater of $300,000 or a target amount of eighty percent (80%) of his annual base salary. The actual bonus paid may be more or less than the target amount. It is expected that any bonus payment shall be paid to the named executive officer no later than the 15th day of the third month immediately following the end of the applicable fiscal year. If prior to the end of any fiscal year performance period, the named executive officer's employment is terminated either by us without "cause" or by the named executive officer for "good reason," as defined in his employment agreement, or his employment with us is terminated due to his death or disability, the named executive officer will continue to be eligible to earn a prorated portion of the bonus based on the ratio of the number of days he was employed in the performance period and subject to the Company's attainment of the applicable performance objectives for the performance period.

(7)
The agreements provided for the grant of the fiscal 2011 annual equity awards of a nonstatutory stock option to the named executive officers at or shortly before the date of our IPO in July 2010. The options were granted on July 15, 2010, and have a per share exercise price equal to $16.00, the price at which shares were offered to be sold to the public in our IPO, and have a July 15, 2010 vesting commencement date. These annual stock option grants vest as follows: (i) 1/4 of the option vests on the first anniversary of the July 15, 2010 vesting commencement date and (ii) an additional 1/48 of the option vests per month for each of the 36 months following the month of the one-year anniversary of the July 15, 2010 vesting commencement date, subject to continued service with the Company. The named executive officer's vested options will be exercisable, except in the event of the termination of the named executive officer's employment for "cause" or without "good reason" wherein the named executive officer fails to provide written notice to the Company of such termination at least six months prior to the termination date, until the earliest of (i) twelve months following his termination date; or (ii) the scheduled expiration date of the awards; or (iii) the date in which the award is cancelled, and not assumed, pursuant to a change in control or merger or similar transaction involving the Company. Further, in the event the named executive officer terminates his employment without "good reason," as defined in his employment agreement, and his termination date occurs prior to the end of a required six-month notice period, or in the event of the termination of his employment for "cause," as defined in his employment agreement, then these stock option awards shall immediately expire and be forfeited (whether or not vested) as of such termination date.

(8)
The agreements provided for the grant of the one-time, special public offering nonstatutory stock options to the named executive officers at or shortly before the effective date of our IPO in July 2010. The options were granted on July 15, 2010, and have a per share exercise price equal to $16.00, the price at which shares were offered to be sold to the public in our IPO. Fifty percent (50%) of each of these IPO stock options will vest over a four-year time period subject to the named executive officer's continued service with the Company and the other fifty percent (50%) vest based both on a three year time-based cliff vesting schedule and on relative total shareholder return performance objectives over a three year period as measured against a peer group of companies established by the Board and set forth in each of the IPO grant award agreements provided to the named executive officer. The named executive officer's vested options will be exercisable, except in the event of the termination of the named executive officer's employment for "cause" or without "good reason" wherein the named executive officer fails to provide written notice to the Company of such termination at least six months prior to the termination date, until the earliest of (i) twelve months following his termination date; or (ii) the scheduled expiration date of the awards; or (iii) the date in which the award is cancelled, and not assumed, pursuant to a change in control or merger or similar transaction involving the Company. Further, in the event the named executive officer terminates his employment without "good reason," as defined in his employment agreement, and his termination date occurs prior to the end of a required six-month notice period or in the event of the termination of his employment for "cause," as defined in his employment agreement, then these stock option awards shall immediately expire and be forfeited (whether or not vested) as of such termination date.

(9)
Mr. Mayson was also awarded a nonstatutory stock option on July 15, 2010 to purchase 375,000 shares of common stock of the Company, in addition to the awards referenced in this table. This additional option to purchase 375,000 shares has a $16.00 per share exercise price and was awarded to Mr. Mayson in connection with his promotion to President of Consumer Electronics and vests as described in footnote (7) above. Mr. Gatarz was also awarded a nonstatutory stock option on July 15, 2010 to purchase 300,000 shares of common stock of the Company, in addition to the awards referenced in this table. This additional option to purchase 300,000 shares has a $16.00 per share exercise price and was awarded to Mr. Gatarz in connection with his offer of employment and vests as described in footnote (7) above.

(10)
If Mr. Lewis is no longer serving as our Chief Executive Officer because his employment as Chief Executive Officer, or his employment with the Company, is terminated either by us without "cause" or by Mr. Lewis for "good reason," as defined in his employment agreement, during the time period that commences on the date that is ninety (90) days before a "change in control" and extends through the date that is twenty-four (24) months after a "change in control," as defined in his employment agreement, then Mr. Lewis will receive: (a) a lump-sum cash payment in an amount equal to 400% of Mr. Lewis' annual base salary; (b) Company-paid medical insurance premiums and other benefits being received by Mr. Lewis as of his "qualifying termination date," as defined in his employment agreement, after termination for up to 18 months; and (c) all unvested equity-based compensation awards (excluding any portion of any performance-based vesting awards which are/were forfeited due to failure to achieve the requisite performance objectives) will fully vest as of the later of the "qualifying termination date" or immediately prior to the date of the "change in control." The cash severance shall be fully paid to Mr. Lewis in a single lump sum payment on the 90th day after his termination date to the extent that such payment does not cause the imposition of taxes under Code Section 409A. Further, Mr. Lewis' employment agreement states that he will have no obligation to mitigate any post-employment amounts that are owed to him nor will such amounts be subject to offset. We will condition the payment of the severance benefits upon Mr. Lewis providing a release of claims against us, our affiliates and related parties.

(11)
If the named executive officer's employment with the Company is terminated by us without "cause" or by the named executive officer for "good reason," as defined in his employment agreement, during the time period that commences on the date that is ninety (90) days before a change in control and extends through the date that is twenty-four (24) months after a "change in control," as defined in his employment agreement, then the named executive officer will receive: (a) a lump-sum cash payment in an amount equal to 180% of the named executive officer's annual base salary; (b) Company-paid medical insurance premiums being received by the named executive officer as of his "termination date," as defined in his employment agreement, after termination for up to eighteen (18) months; and (c) all unvested equity-based compensation awards (excluding any portion of any performance-based vesting awards which are/were forfeited due to failure to achieve the requisite performance objectives) will fully vest as of the later of the termination date or immediately prior to the date of the "change in control." The cash severance shall be fully paid to the named executive officer in a single lump sum payment on the 90th day after his termination date to the extent that such payment does not cause the imposition of taxes under Code Section 409A. For Mr. Mayson, the amount in clause (a) above shall be equal to one hundred percent (100%) of Mr. Mayson's then annual base salary plus either (x) $500,000 if the change in control occurs prior to February 25, 2013, or (y) an additional eighty percent (80%) of his then annual base salary if the change in control occurs after February 24, 2013. We will condition the payment of the severance benefits upon the named executive officer providing a release of claims against us, our affiliates and related parties.

(12)
If Mr. Lewis is no longer serving as our Chief Executive Officer because his employment as Chief Executive Officer, or his employment with the Company, is terminated either by us without "cause" or by Mr. Lewis for "good reason," as defined in his employment agreement, then Mr. Lewis will receive: (a) cash payments in an aggregate amount equal to 200% of Mr. Lewis' then annual base salary, with the first installment of cash severance (in an amount equal to three months of his base salary) being paid on the 90th day after the date of his termination and with the remaining amount of cash severance being paid in monthly pro-rata installments commencing four months after the date of his termination such that the last installment is paid on the second anniversary of his termination date; (b) a prorated portion of his annual discretionary bonus based on the ratio of the number of days he was employed in the performance period and subject to the attainment of the applicable performance objectives for the performance period; (c) Company-paid medical insurance premiums, and all other benefits being provided to him as of his "qualifying termination date," as defined in his employment agreement, after termination for up to 18 months; and (d) all equity-based compensation awards granted during the term of his employment agreement that would have vested (where vesting is based solely on continued employment) may become additionally vested as if his termination date had occurred twenty-four (24) months later. If any portion of such equity-based compensation awards vest on an annual or cliff basis based on continued employment, then the portion of the award that would have vested through the additional twenty-four month period if such award vested on a monthly basis shall also vest and become exercisable. Additionally, Mr. Lewis shall be eligible for a discretionary bonus, as determined by the Board or the compensation committee, for the portion of the fiscal year he served through the date of the termination. Mr. Lewis' discretionary bonuses, if any, shall be paid no later than the 15th day of the third month immediately following the fiscal year in which the termination occurred. Further, Mr. Lewis' employment agreement states that he will have no obligation to mitigate any post-employment amounts that are owed to him nor will such amounts be subject to offset. We will condition the payment of the severance benefits upon Mr. Lewis providing a release of claims against us, our affiliates and related parties.

(13)
If the named executive officer's employment is terminated by us without "cause" or by the named executive officer for "good reason," as defined in the employment agreement, then the named executive officer will receive: (a) cash payments paid over a ten-month period beginning on the 90th day after the named executive officer's termination date with such payments being paid in monthly pro-rata installments in an aggregate amount equal to 100% of the named executive officer's annual base salary in effect on his termination date such that the last installment is paid on the first anniversary of his termination date; (b) a prorated portion of his annual discretionary bonus based on the ratio of the number of days he was employed in the performance period and subject to the attainment of the applicable performance objectives for the performance period; and (c) Company-paid medical insurance premiums after termination for up to 12 months. We will condition the payment of the severance benefits upon the named executive officer providing a release of claims against us, our affiliates and related parties.

(14)
If the named executive officer's employment is terminated due to his death or disability, then the named executive officer will be eligible to receive a prorated portion of his annual discretionary bonus based on the ratio of the number of days he was employed in the performance period and subject to the attainment of the applicable performance objectives for the performance period. Mr. Lewis will additionally be eligible to receive a discretionary bonus, as determined by the board of directors or the compensation committee, for the portion of the fiscal year he served through the date of the termination.

(15)
In the event the named executive officer has received payments that are subject to golden parachute excise taxes, then such payments will be reduced to a level that would not subject the named executive officer to golden parachute excise taxes unless, after comparing the value of the payments on an after-tax basis (including the golden parachute excise tax), the named executive officer would be in a better economic position by receiving all payments. Additionally, Messrs. Lewis and Skarupa received reimbursement of legal fees they incurred in connection with the execution of their May 2010 employment agreements.

(16)
Upon a "change in control," as defined in Mr. Lewis' employment agreement, wherein (a) Mr. Lewis' unvested equity-based compensation awards are not assumed by or substituted into comparable equity incentives of the acquirer in a "change in control," or (b) the acquirer's shares (into which Mr. Lewis' unvested equity-based compensation awards are converted or substituted) are not publicly-traded on an "Established Securities Market," as defined in the employment agreement, then in either case the unvested equity awards (but excluding any portion of any performance-based vesting awards which are/were forfeited due to failure to achieve the requisite performance objectives) that are then outstanding shall become fully vested and exercisable as of immediately before such "change in control." In addition, if, during the term of the agreement, Mr. Lewis is still employed by us as of the consummation of a "change in control" and the acquirer's shares (into which the equity awards have been converted or substituted) are not publicly traded on an "Established Securities Market" at any time after such "change in control," then the unvested equity awards which are then outstanding shall become fully vested and exercisable as of immediately before the date on which the acquirer's shares are no longer so publicly traded.

(17)
In addition to the annual discretionary incentive bonus described in footnote (6) above, Mr. Mayson is also eligible to receive, as originally provided in his February 2010 agreement and replicated in his new employment agreement, a one-time $200,000 bonus, if during the period from February 25, 2010 through February 24, 2013, trailing twelve month sales from the Consumer Electronics Division exceed $10 million, and an additional one-time $200,000 bonus, if during the period from February 25, 2010 through February 24, 2013, contracted binding orders from the Consumer Electronics Division exceed $10 million, both of which will be paid within 30 days after we have determined that the objective has been satisfied. Mr. Mayson is further eligible to receive, as originally provided in his February 2010 agreement and replicated in his new employment agreement, a retention bonus in the amount of $500,000 if there is a "change in control," as defined in his employment agreement, during the period from the effective date of the May 2010 agreement through February 24, 2013, which shall be paid on the first anniversary of the change in control, as long as he remains employed through the date of payment.

Outstanding equity awards at 2011 fiscal year-end

        The following table shows the number of shares of common stock covered by stock options held by the named executive officers as of March 25, 2011.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael V. Lewis	—	712,500	—	$16.00	7/14/20	(6)
	—	—	412,500	$16.00	7/14/20	(7)
Andrew A. Skarupa	—	157,500	—	$16.00	7/14/20	(6)
	—	—	52,500	$16.00	7/14/20	(7)
	679,281	—	—	$0.06667	1/10/15	(1)(5)
Joseph Peixoto	—	183,750	—	$16.00	7/14/20	(6)
	—	—	63,750	$16.00	7/14/20	(7)
	442,174	—	—	$1.66667	4/24/16	(2)(5)
	328,125	46,875	—	$4.66667	9/5/17	(3)(5)
	171,875	203,125	—	$10.00	6/10/19	(4)(5)
Robert Mayson	—	510,000	—	$16.00	7/14/20	(6)
	—	—	30,000	$16.00	7/14/20	(7)
Craig Gatarz	—	—	30,000	$16.00	7/14/20	(7)
	81,250	316,250	—	$16.00	7/14/20	(6)

(1)
This option was granted under the 2004 Plan on January 10, 2005, with an exercise price equal to the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was January 10, 2005.

(2)
This option was granted under the 2004 Plan on April 24, 2006, with an exercise price equal to the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was February 1, 2006.

(3)
This option was granted under the 2004 Plan on September 5, 2007, with an exercise price equal to the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was September 1, 2007.

(4)
This option was granted under the 2004 Plan on June 10, 2009, with an exercise price equal to the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was May 25, 2009.

(5)
These time-based options vest as follows: (i) 1/4 of the option vests on the first anniversary of the vesting commencement date and (ii) an additional 1/48 of the option vests per month for each of the thirty-six (36) months following the month of the one-year anniversary of the vesting commencement date. In addition, these options may also become fully vested and exercisable in the event of a "company transaction," as defined in the 2004 Plan and explained further in "Long-term equity-based compensation" and "Incentive compensation plans."

(6)
These time-based options were granted under the 2010 Stock Plan on July 15, 2010, with an exercise price equal to the initial offering price of our IPO in July 2010. The vesting commencement date was July 15, 2010 and the options vest as follows: (i) 1/4 of the option vests on the first anniversary of the vesting commencement date and (ii) an additional 1/48 of the option vests per month for each of the 36 months following the month of the one-year anniversary of the vesting commencement date, subject to continued service with the Company. In addition, these options may also become fully vested and exercisable in the event of a "change in control," as defined in the named executive officers' employment agreements and explained further in "Executive employment agreements." For Mr. Lewis, the vesting of his time-based options may also be accelerated in the event of an involuntary termination of his employment without cause or for good reason as explained further in "Executive employment agreements."

(7)
These performance-based options were granted under the 2010 Stock Plan on July 15, 2010, with an exercise price equal to the initial offering price of our IPO in July 2010. The vesting commencement date was July 16, 2010 and the options will vest based both on a three year time-based cliff vesting schedule and on relative total shareholder return performance objectives over the three year period commencing with our IPO in July 2010 as measured against a peer group of companies. In addition, these options may also become fully vested and exercisable, excluding any portion which is forfeited due to failure to achieve the requisite performance objectives, in the event of the named executive officer's death, disability, involuntary termination without cause or for good reason or in the event of a "change in control," as defined in the named executive officers' employment agreements and explained further in "Executive employment agreements."

Option exercises and stock vested—fiscal year 2011

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Michael V. Lewis	—	$—	—	$—
Andrew A. Skarupa	287,776	$6,262,156	—	$—
Joseph Peixoto	307,826	$8,129,128	—	$—
Robert Mayson	30,000	$180,000	—	$—
Craig Gatarz	—	$—	—	$—

Pension benefits

        We do not maintain any defined benefit pension plans.

Nonqualified deferred compensation

        We do not maintain any nonqualified deferred compensation plans.

Potential payments upon termination or company transaction

Payments made upon resignation or termination for cause

        If a named executive officer resigns or his employment is terminated by us for cause, the named executive officer will be entitled only to any accrued and unpaid salary and vested benefits and no severance.

Payments made upon involuntary termination by the Company without cause or for good reason by executive, or company transaction

        If a named executive officer who is party to an employment agreement is involuntarily terminated either without cause by us (or by the executive due to a specified good reason), generally the named executive officer will be entitled to a cash payment based on a percentage of his base salary and/or accelerated vesting of at least a portion of his unvested stock options as described above in the "Executive employment agreements" section.

        For purposes of these events, the following definitions are generally applicable:

        "Company transaction" means:

  •
  a merger or consolidation of the Company with or into another company or entity who is not an affiliate of ours; or

  •
  the acquisition of at least 80% of our voting securities by any person other than an affiliate of ours that holds our equity securities; or

  •
  the sale or conveyance of all or substantially all of the Company assets to a person who is not an affiliate of ours.

        "Change in control" means:

  •
  a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with or into another unrelated entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

  •
  the acquisition of at least 50% of our voting securities by any person other than an affiliate of ours that holds our equity securities; or

  •
  the sale or disposition of all or substantially all of the Company's assets.

        "Cause" as defined in the 2004 Plan, generally means any of the following acts committed by the executive:

  •
  dishonesty;

  •
  fraud;

  •
  serious willful misconduct;

  •
  unauthorized use or disclosure of confidential information or trade secrets; or

  •
  conviction or confession of a felony.

        "Cause" as defined in the 2010 Stock Plan generally means the above Cause items described under the 2004 Plan plus it includes any other act or omission by a participant that could reasonably be expected to adversely affect the Company's or a subsidiary's or an affiliate's business, financial condition, prospects and/or reputation.

        "Cause" as defined in the named executive officer employment agreements in effect as of March 25, 2011, generally means any of the following acts committed by the executive:

  •
  commission of fraud;

  •
  willful misconduct;

  •
  material violation of Company policies or practices;

  •
  use or disclosure of Confidential Information (as defined in the employment agreement) that is unauthorized by the employment agreement; or

  •
  performance of any act or omission which, if the named executive officer were prosecuted, would constitute a felony, in each case as determined by the Board (or a committee of members of the Board) whose determination shall be conclusive and binding.

        "Disability" means any medically-determined incapacity due to physical or mental illness which makes the named executive officer unable to perform substantially the duties pertaining to his employment with or without reasonable accommodation for a period of six (6) consecutive months.

        Termination by a named executive officer for "good reason" under their employment agreements generally means any of the following:

  •
  a material diminution in base salary;

  •
  a material diminution in authority, duties, reporting or responsibilities;

  •
  a material change in the geographic location at which the named executive officer must perform services to the Company, which shall be defined to be a relocation of the principal workplace to a new location that is more than thirty miles away; or

  •
  a material breach by the Company of the named executive officer's employment agreement.

        Termination by a named executive officer for "good reason" also requires that the named executive officer provide written notice to the Company describing the existence of any "good reason" condition(s) within ninety (90) days of the date of the initial existence of the condition(s). Upon the Company's receipt of such timely written notice, the Company then has thirty (30) days during which it may cure or remedy the condition(s). If the Company does cure or remedy the condition(s) during the thirty (30) day period then "good reason" will be deemed to have not occurred with respect to such condition(s). If the Company does not cure or remedy the condition(s) during the thirty (30) day period, then the named executive officer's employment with the Company will be terminated for "good reason" as of the day following the expiration of the thirty (30) day cure/remedy period.

Hypothetical potential payment estimates

        The table below provides estimates for compensation payable to each named executive officer under hypothetical termination of employment and change in control scenarios under our compensatory arrangements other than nondiscriminatory arrangements generally available to salaried employees. The amounts shown in the table are estimates and assume the hypothetical involuntary termination, or company transaction occurred on March 25, 2011, the last day of fiscal 2011, applying the provisions of the agreements that were in effect as of such date. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

        For purposes of the hypothetical payment estimates shown in the below table, some of the important assumptions were:

  •
  Executive's rate of base salary at the end of fiscal 2011;

  •
  Cash out of all stock options (whose vesting is accelerated) at their then intrinsic value;

  •
  Cash severance as provided under the executive's employment agreement in effect as of March 25, 2011;

  •
  Company transaction/change in control occurring on March 25, 2011;

  •
  Termination of executive's employment occurring on March 25, 2011;

  •
  March 25, 2011 share price of $23.65; and

  •
  The executives' employment agreements in effect as of March 25, 2011 were utilized.

        Each of the columns in the table below show the total hypothetical payment estimate upon a specified event and the amounts in the columns should not be aggregated across the table.

	Change in control		Involuntary termination (without cause or resignation by executive for good reason)	Involuntary termination (without cause or resignation by executive for good reason) during a Change in Control Period(1)		Death or disability
Michael V. Lewis
Base salary continuation(2)	$—		$1,400,000	$2,800,000		$—
Continuation of health insurance benefits(3)	$—		$9,714	$9,714		$—
Acceleration of vesting of time-based stock options(4)	$—		$3,633,750	$5,450,625		$—
Acceleration of vesting of performance-based stock option(6)	$2,366,719		$2,366,719	$2,366,719		$2,366,719
Total	$2,366,719		$7,410,182	$10,627,057	(7)	$2,366,719
Andrew A. Skarupa
Base salary continuation(2)	$—		$420,000	$756,000		$—
Continuation of health insurance benefits(3)	$—		$19,749	$29,624		$—
Acceleration of vesting of time-based stock options(5)	$—		$—	$1,204,875		$—
Acceleration of vesting of performance-based stock option(6)	$—		$301,219	$301,219		$301,219
Total	$—		$740,968	$2,291,718	(7)	$301,219
Joseph Peixoto
Base salary continuation(2)	$—		$625,000	$1,125,000		$—
Continuation of health insurance benefits(3)	$—		$19,749	$29,624		$—
Acceleration of vesting of time-based stock options(5)	$—		$—	$5,068,031		$—
Acceleration of vesting of performance-based stock option(6)	$—		$365,766	$365,766		$365,766
Total	$—		$1,010,515	$6,588,421	(7)	$365,766
Robert Mayson
Base salary continuation(2)	$—		$300,000	$300,000		$—
Change in control bonus	$500,000	(8)	$—	$500,000		$—
Continuation of health insurance benefits(3)	$—		$15,312	$22,969		$—
Acceleration of vesting of time-based stock options(5)	$—		$—	$3,901,500		$—
Acceleration of vesting of performance-based stock option(6)	$—		$172,125	$172,125		$172,125
Total	$500,000		$487,437	$4,896,594	(7)	$172,125
Craig Gatarz
Base salary continuation(2)	$—		$290,000	$522,000		$—
Continuation of health insurance benefits(3)	$—		$19,749	$29,624		$—
Acceleration of vesting of time-based stock options(5)	—		$—	$2,189,813		$—
Acceleration of vesting of performance-based stock option(6)	$—		$172,125	$172,125		$172,125
Total	$—		$481,874	$3,143,061	(7)	$172,125

(1)
The Change in Control Period is the time period that commences on the date that is ninety (90) days before a change in control and extends through the date that is twenty-four (24) months after a change in control.

(2)
If Mr. Lewis was no longer serving as our Chief Executive Officer because his employment as Chief Executive Officer, or his employment with the Company, was terminated either by us without cause or by Mr. Lewis for good reason, he would have received cash severance payments in an aggregate amount equal to 200% of his then annual base salary and a pro-rated cash performance bonus and be eligible for a discretionary bonus for the portion of the year served through his termination date if such termination occurred outside of a Change in Control Period or a cash severance payment in an amount equal to 400% of his then annual base salary if such termination occurred during a Change in Control Period. If the employment of a named executive officer, other than Mr. Lewis, was terminated either by us without cause or by the named executive for good reason, he would have received cash severance payments in an aggregate amount equal to 100% of his then annual base salary and a pro-rated cash performance bonus if such termination occurred outside of a Change in Control Period or a cash severance payment in an amount equal to 180% of his then annual base salary if such termination occurred during a Change in Control Period. For Mr. Mayson, he would have received a cash severance payment(s) in an amount equal to 100% of his then annual base salary whether such termination occurred outside of or during a Change in Control Period. For purposes of this table, it was assumed that because the named executive officer was employed on the last day of the fiscal year, that he had earned (and would be paid) his annual performance bonus under the 2010 MIP and therefore was not eligible and would not receive a pro-rated performance bonus as a severance payment. It was also assumed that Mr. Lewis was not awarded an additional discretionary bonus if he was no longer serving as our Chief Executive Officer because his employment as Chief Executive Officer, or his employment with the Company, was terminated either by us without cause or by Mr. Lewis for good reason outside of a Change in Control Period.

(3)
If Mr. Lewis was no longer serving as our Chief Executive Officer because his employment as Chief Executive Officer, or his employment with the Company, was terminated either by us without cause or by Mr. Lewis for good reason, he would have received Company-paid medical insurance premiums after termination for up to 18 months, whether such termination occurred outside of or during a Change in Control Period. If the employment of a named executive officer, other than Mr. Lewis, was terminated either by us without cause or by the named executive for good reason, he would have received Company-paid medical insurance premiums after termination for up to 18 months if such termination occurred during a Change in Control Period or for up to 12 months if such termination occurred outside of a Change in Control Period.

(4)
If Mr. Lewis was no longer serving as our Chief Executive Officer because his employment as Chief Executive Officer, or his employment with the Company, was terminated either by us without cause or by Mr. Lewis for good reason, and such termination occurred outside of a Change in Control Period, all of his equity-based compensation awards granted during the term of his employment agreement that would have vested (where vesting is based solely on continued employment) would have become additionally vested as if his termination date had occurred twenty-four (24) months later. If such termination or event occurred during a Change in Control Period, all of his unvested equity-based compensation awards (excluding any portion of any performance-based vesting awards which are/were forfeited due to failure to achieve the requisite performance objectives) would have fully vested as of the later of the "qualifying termination date" or immediately prior to the date of the change in control.

(5)
If the employment of the named executive officer was terminated either by us without cause or by the named executive for good reason, and such termination occurred during a Change in Control

  Period, all of his unvested equity-based compensation awards (excluding any portion of any performance-based vesting awards which are/were forfeited due to failure to achieve the requisite performance objectives) would have fully vested as of the later of the termination date or immediately prior to the date of the change in control.

(6)
The numbers in this row are based on the assumption that seventy-five percent (75%) of the shares subject to the named executive officer's performance-based stock option vested upon the occurrence of the applicable termination of employment event and that the remaining twenty-five percent (25%) of the shares subject to the option were forfeited upon such event. This assumption was made solely for the purpose of these hypothetical estimates and does not necessarily reflect the Company's relative performance against the specified comparison group as of March 25, 2011, nor does it predict what the Company's relative performance will be at the actual time of the vesting computation for such option. For the named executive officers other than Mr. Lewis, a change in control, without a corresponding involuntary termination of employment event, generally does not trigger an acceleration of the vesting of the option. However, for Mr. Lewis, in the event of a change in control and his performance option is not assumed by or substituted into comparable equity incentives of the acquirer, the portion of the option which has satisfied the specified performance vesting conditions will become vested immediately prior to the consummation of the change in control. For purposes of this table, it was assumed that Mr. Lewis' performance option was not assumed or substituted by the acquirer in the change in control.

(7)
In the event the named executive officer had received payments that were subject to golden parachute excise taxes, then such payments would have been reduced to a level that would not subject the named executive officer to golden parachute excise taxes unless, after comparing the value of the payments on an after-tax basis (including the golden parachute excise tax), the named executive officer would have been in a better economic position by receiving all payments. For purposes of showing the potential payment amounts before any possible reduction due to excise taxes, the numbers reflected in this column assume that there was no reduction.

(8)
The $500,000 change in control retention bonus shall be paid on the first anniversary of the change in control. In order to receive this bonus, Mr. Mayson was required to remain continuously employed with the Company through the date of payment.

Incentive compensation plans

        The Company currently maintains two equity compensation plans: the 2004 Plan and the 2010 Stock Plan, and also a performance-based bonus compensation program named the 2010 Management Incentive Plan.

2004 Stock Incentive Plan

        The 2004 Plan terminated with respect to issuing new awards on July 21, 2010, the closing date of our IPO, although previously issued and outstanding 2004 Plan awards will continue to be outstanding and governed by the terms of the 2004 Plan and the applicable award agreement. Accordingly, as of July 21, 2010, our Board and compensation committee no longer issue awards under the 2004 Plan, provided however that all awards currently outstanding under the 2004 Plan will continue to remain outstanding pursuant to the terms of the 2004 Plan and applicable award agreements until such awards expire or are exercised.

        The 2004 Plan is currently administered by our compensation committee, which has the authority, among other things, to:

  •
  determine eligibility to receive awards;

  •
  determine the types and number of shares of stock subject to awards;

  •
  determine the terms and conditions of awards;

  •
  delegate administrative duties; and

  •
  construe and interpret the terms of the plan, award agreements, and other related documents.

        The 2004 Plan provided for the grant of awards to our employees, non-employee directors, consultants, agents, advisors, or independent contractors or those of our affiliates. The 2004 Plan provided for grants to these individuals in the form of either stock options, stock appreciation rights, stock, restricted stock, stock units and/or other cash-based awards or other incentives payable in cash or in shares.

        The 2004 Plan provided for the grant of stock options, including incentive stock options, as defined under Section 422 of the Code and nonqualified stock options. A stock option gives the participant the right to buy a specified number of shares of our common stock for a fixed price during a fixed period of time. While incentive stock options were to be granted only to employees, the 2004 Plan provided that nonstatutory stock options or restricted stock purchase rights were allowed to be granted to any eligible participant. The option exercise price of all stock options granted under the 2004 Plan was determined by the Board, except that the 2004 Plan prohibited any stock option grant at a price that was less than 85% of the fair market value of the stock on the date of grant and any incentive stock option grant at a price that was less than 100% of the fair market value of the stock on the date of grant. Stock options may be exercised as determined by the Board or compensation committee, but in no event after the tenth anniversary of the date of grant. The stock option grant agreements generally provide for some or all of the unvested options to vest immediately when certain events occur, including a company transaction. Unvested stock options are subject to forfeiture for non-qualifying terminations of employment.

        As of June 1, 2011, 8,328,042 shares have been issued under the 2004 Plan and there were 3,392,351 shares subject to outstanding stock options granted under the 2004 Plan. If any of such outstanding stock options are forfeited or canceled without being exercised then the shares underlying such options will not become available for issuance.

2010 Stock Incentive Plan

        In April 2010, our Board unanimously adopted the RealD Inc. 2010 Stock Incentive Plan, or the 2010 Stock Plan, subject to obtaining stockholder approval of the plan. In June 2010, our stockholders approved the 2010 Stock Plan. Our Board approved and ratified a United Kingdom addendum subplan to the 2010 Stock Plan effective as of July 15, 2010, which is a part of the 2010 Stock Plan. The 2010 Stock Plan replaces the 2004 Plan for all equity-based awards to the named executive officers and other employees. Unless terminated earlier, the 2010 Stock Plan will terminate on April 8, 2020.

        The 2010 Stock Plan will be administered by the compensation committee of our Board, which has the authority, among other things, to:

  •
  determine eligibility to receive awards;

  •
  determine the types and number of shares of stock subject to awards;

  •
  determine the price and terms of awards and the acceleration or waiver of any vesting;

  •
  determine performance goals or forfeiture restrictions and other terms and conditions; and

  •
  construe and interpret the terms of the plan, award agreements and other related documents.

        Any of our employees, directors, non-employee directors and consultants, as determined by the compensation committee, may be selected to participate in the 2010 Stock Plan. We may award these individuals with one or more of the following types of awards and all awards will be evidenced by an executed agreement between us and the grantee:

  •
  stock options;

  •
  stock appreciation rights;

  •
  restricted stock awards; or

  •
  stock units.

        Stock options may be granted under the 2010 Stock Plan, including incentive stock options, as defined under Section 422 of the Code, and nonstatutory stock options. A stock option gives the participant the right to buy a specified number of shares of our common stock for a fixed price during a fixed period of time. The exercise price of all stock options granted under the 2010 Stock Plan will be determined by the compensation committee except that all options must have an exercise price that is not less than 100% of the fair market value of the underlying shares on the date of grant. The compensation committee may, in its discretion, subsequently reduce the exercise price of an option to the then-fair market value of the underlying shares as of the date of such price reduction. Stock options may be exercised as determined by the compensation committee, but in no event after the tenth anniversary of the date of grant.

        Stock appreciation rights entitle a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the stock appreciation right over the exercise price of the stock appreciation rights. We may pay that amount in cash, in shares of our common stock, or in a combination of both. The exercise price of all stock appreciation rights granted under the 2010 Stock Plan will be determined by the compensation committee, except that all stock appreciation rights must have an exercise price that is not less than 100% of the fair market value of the underlying shares on the date of grant. The compensation committee may, in its discretion, subsequently reduce the exercise price of a stock appreciation right to the then-fair market value of the underlying shares as of the date of such price reduction.

        A restricted stock award is the grant of shares of our common stock at a price determined by the compensation committee (including zero), and which may be subject to a substantial risk of forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or achieving performance goals. During the period of vesting, participants holding shares of restricted stock generally will have full voting and dividend rights with respect to such shares.

        A stock unit is a bookkeeping entry that represents the equivalent of a share of our common stock. A stock unit is similar to a restricted stock award except that participants holding stock units do not have any stockholder rights until the stock unit is settled with shares. Stock units represent an unfunded and unsecured obligation for us and a holder of a stock unit has no rights other than those of a general creditor.

        Subject to certain adjustments in the event of a change in capitalization or similar transaction, as of the April 2010 adoption of the 2010 Stock Plan we could issue a maximum of 3,750,000 shares of our common stock under the 2010 Stock Plan. Similarly, subject to certain adjustments in the event of a change in capitalization or similar transaction, the maximum aggregate number of shares that may be issued in connection with any type of award, including incentive stock options, under the 2010 Stock Plan was 3,750,000 shares. Additionally, the maximum number of shares available for issuance under the 2010 Stock Plan and that may be issued in connection with any type of award, including incentive stock options, under the 2010 Stock Plan automatically increases, without the need for further approval by our stockholders, on January 1, 2011 and on each subsequent January 1 through and including January 1, 2020, by a number of shares equal to the lesser of (i) 4% of the number of shares issued and outstanding on the immediately preceding December 31 or (ii) 3,000,000 shares or (iii) an amount determined by our Board. Shares subject to awards that expire or are canceled will again become available for issuance under the 2010 Stock Plan.

        Effective as of January 1, 2011, our Board authorized an additional 1,950,400 shares that could be issued under the 2010 Stock Plan so that a new maximum total of 5,700,400 shares can be issued under the 2010 Stock Plan. As of June 1, 2011, 2,198,185 shares remained available for issuance under the 2010 Stock Plan and there were 3,502,215 shares subject to outstanding stock options and stock units granted under the 2010 Stock Plan.

        To the extent that an award is intended to qualify as performance-based compensation under Section 162(m) of the Code, then the maximum number of shares of common stock issuable in the form of each type of award under the 2010 Stock Plan to any one participant during a fiscal year shall not exceed 3,000,000 shares, in each case with such limit increased to 6,000,000 shares for grants occurring in a participant's year of hire. Additionally, no participant shall receive in excess of the aggregate amount of 3,000,000 shares pursuant to all awards issued under the 2010 Stock Plan during any fiscal year, with such aggregate limit increased to 6,000,000 shares for awards occurring in a participant's fiscal year of hire or during the first fiscal year that a participant becomes a covered employee whose compensation is subject to the tax deduction limits of Section 162(m) of the Code.

        The 2010 Stock Plan provides that in the event there is a change in control and the applicable agreement of merger or reorganization provides for assumption or continuation of the awards, no acceleration of vesting shall occur. In the event that a change in control occurs with respect to us and there is no assumption or continuation of awards, all outstanding awards under the 2010 Stock Plan shall vest and become exercisable as of immediately before such change in control. The term "change in control" under the 2010 Stock Plan is generally defined to include: (i) a merger or consolidation of the Company with or into another unrelated entity, (ii) the acquisition, pursuant to a statutory stock exchange, of at least 80% of our voting securities, (iii) the sale of all or substantially all of our assets or (iv) certain changes in the majority of our Board members during any 24-month consecutive period.

        The 2010 Stock Plan provides our non-employee directors with the ability to receive restricted stock grants or stock units under the 2010 Stock Plan in lieu of their annual cash retainer which is provided to them under our annual non-employee directors' compensation program, as described further in "Compensation of directors."

        Under the 2010 Stock Plan, we may cause the cancellation of any award, request reimbursement of any award by a participant and effect any other right of recoupment of equity or other compensation provided under the 2010 Stock Plan in accordance with our policies and/or applicable law. In addition, a participant in the 2010 Stock Plan may be required to repay us certain previously paid compensation, whether provided under the 2010 Stock Plan or an award agreement under the 2010 Stock Plan, in accordance with any recoupment policy of the Company.

        The Board may terminate, amend or modify the 2010 Stock Plan at any time; however, stockholder approval will be obtained for any amendment to the extent necessary to comply with any applicable law, regulation or stock exchange rule.

2010 Management Incentive Plan

        In June 2010, our Board unanimously approved a 2010 performance-based bonus compensation program in which our named executive officers are eligible to participate. This bonus plan is named the RealD Inc. 2010 Management Incentive Plan, or the 2010 MIP. The 2010 MIP is intended to be exempt from the compensation deduction limitations imposed by Code Section 162(m) until the first meeting of our stockholders in which our Board members are elected after the end of calendar year 2013. Our Board may amend or terminate the 2010 MIP at any time provided that any such amendment or termination will not adversely affect any outstanding bonus opportunity without the participant's written consent.

        The compensation committee administers the 2010 MIP. Guidelines, procedures and mechanics of the plan's administration may be promulgated by resolutions of the committee. Under the 2010 MIP, the compensation committee, in its discretion, shall:

  •
  select the participants who will be eligible to earn a bonus under this plan;

  •
  determine the bonus amounts and targets;

  •
  establish any performance goals with respect to a bonus along with any associated performance period(s); and

  •
  prescribe all other terms and conditions of a participant's bonus opportunity.

        Any employee who is an officer of ours within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, will be eligible to be selected to participate in the 2010 MIP.

        Bonus amounts that have been earned will be paid in cash to a participant on any date designated by the compensation committee that occurs during the 2 1/2 month period immediately following the end of the performance period in which the applicable bonus amount was earned or upon an earlier change in control if such earlier-in-time payment would not cause the imposition of taxes under Code Section 409A. No one participant may receive bonus payments under the 2010 MIP that in the aggregate exceed $5 million in any fiscal year.

        On and after the date, if any, that compensation paid under the 2010 MIP is subject to the compensation deduction limits imposed by Code Section 162(m), then any bonuses that are intended to qualify as performance-based compensation under Code Section 162(m) shall be administered by the compensation committee to comply with the applicable requirements of Code Section 162(m).

        Under the 2010 MIP, we may cause the cancellation of any bonus, request reimbursement of any bonus by a participant and effect any other right of recoupment of equity or other compensation provided under the 2010 MIP in accordance with our policies and/or applicable law. In addition, a participant in the 2010 MIP may be required to repay us certain previously paid compensation, whether provided under the 2010 MIP or a bonus under the 2010 MIP, in accordance with any recoupment policy of ours.

401(k) plan

        The 401(k) retirement savings plan is a defined contribution plan established in accordance with Section 401(a) of the Code. Employees may elect to defer between 1% and 100% of their eligible compensation into the plan on a pre-tax basis, up to annual limits prescribed by the Internal Revenue Service and we make an employer matching contribution to the plan in the amount of up to 100% of the first 4% of eligible compensation that employees defer each year. In general, eligible compensation for purposes of the 401(k) retirement savings plan includes an employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with us to the extent the amounts are includible in gross income, and subject to certain adjustments and exclusions required under the Code.

Compensation of directors

        Prior to our IPO in July 2010, we generally did not provide any cash or equity compensation to our non-employee directors or grant any stock awards to our non-employee directors. While we previously on occasion granted stock options to our non-employee directors in connection with their services, prior to our IPO we did not have a formal policy in place with respect to such awards.

        Directors who are also one of our employees, such as Messrs. Lewis and Greer, do not and will not receive any compensation for their services as our directors while they are also serving as an employee. Directors have been and will continue to be reimbursed for travel and other expenses directly related to activities as directors. Directors are also entitled to the protection provided by the indemnification provisions in our current certificate of incorporation and bylaws, and indemnification agreements.

        In April 2010, our board of directors unanimously adopted a compensation program for non-employee directors in connection with our IPO and effective as of April 1, 2010. In May 2010, our board of directors amended the non-employee directors' compensation program to include that a newly-elected director will also receive a special one-time cash payment and restricted stock units award in addition to the annual retainer, as further described below, to assist in attracting new non-employee directors to the board. In October 2010, our board of directors appointed Mr. Biondi to serve as the lead independent director of our board of directors until his successor has been duly appointed and qualified or until his earlier resignation or removal. The lead director will (i) preside at executive sessions of the non-management and/or independent directors, (ii) preside at meetings of the board of directors in the absence of the chairperson of our board of directors, (iii) review agendas for board of directors meetings and (iv) assume such other functions as the board of directors may deem appropriate.

        The following table presents our non-employee director compensation program for fiscal 2011. This compensation program will remain in place for fiscal 2012 with the additional provision that any non-employee director serving as chairman and lead independent director will also receive annual cash fees of $25,000.

Elements:	Cash retainer/fees	Annual restricted stock units award
Annual retainer	$30,000	$120,000
Newly-elected director one-time payment	$25,000	$25,000
Audit committee chair	$15,000	—
Compensation committee chair	$10,000	—
Nominating and governance committee chair	$ 7,500	—
Attendance at meetings:
In-person meeting—in-person attendance	$1,500 per meeting	—
In-person meeting—telephonic attendance	$1,000 per meeting	—
Telephonic meeting	$1,500 per meeting	—
Telephonic meeting (lasting less than 30 minutes)	$1,000 per meeting	—

        Continuing directors are provided an annual restricted stock units award in addition to a cash retainer to encourage directors to have a direct and material investment in our common stock. For fiscal 2011, the annual restricted stock units award (covering 7,500 shares which amount was determined based on our IPO initial price of $16 per share) was granted to the non-employee directors on August 4, 2010, and has a July 15, 2010 vesting commencement date. For future fiscal years, it is expected that we will issue the annual restricted stock units awards at or around the date of our annual meeting of stockholders. The annual restricted stock units award will vest at the rate of 1/12 per month on the first day of each of the 12 months following the month of the vesting commencement date, subject to continued service on our Board. The annual restricted stock units award will be pro-rated for service if a director joins mid-year, which is measured from annual stockholder meeting to annual stockholder meeting.

        Shares underlying restricted stock units awards, including any accumulated dividends, will be distributed, become salable and create taxable income at the sooner to occur of five years from the date of grant, separation from the Board, or a change in control, as defined in the restricted stock units agreement. In addition, the vesting of a director's restricted stock unit award(s) will fully accelerate upon the earlier to occur of a change in control (as defined in the restricted stock units agreement) or termination of the director's service because of death or disability (as defined in the restricted stock units agreement).

        Continuing directors are also provided an annual cash retainer that will be paid in equal installments on a quarterly basis for each of our non-employee directors. Each director may also defer payment of all or a portion, in an amount equal to at least 50% of his or her annual cash retainer fee, into a stock unit account. The election must be made prior to the beginning of the annual board of directors cycle, which the Board has decided shall be each July 1 and such election may need to be made earlier as necessary to comply with Section 409A of the Code. The Board retains the ability to change this cycle under the 2010 Stock Plan. The number of stock units to be credited to each director's account is determined based on dividing the dollar amount of the deferred compensation by the closing price of a share of our common stock on the date of grant of the restricted stock unit award.

        In addition to the annual restricted stock units award and cash retainer referenced in the above table, a newly elected director will also receive a one-time cash payment equal to $25,000 and a special one-time restricted stock units award, valued at $25,000, in connection with his or her commencement of service on the Board. The one-time restricted stock units award will have similar terms to those of the annual restricted stock units award except that it will vest at the rate of 1/24 per month on the first day of each of the 24 months following the month of the grant date, subject to continued service on the Board. In addition, the vesting of a newly elected director's one-time restricted stock unit award will fully accelerate upon the earlier to occur of a change in control (as defined in the restricted stock units agreement) or termination of the director's service because of death or disability (as defined in the restricted stock unit agreement). For fiscal 2011, the one-time restricted stock units award (covering 1,562 shares which amount was determined based on our IPO initial price to the public of $16 per share) was granted to the non-employee directors on August 4, 2010, and has a July 15, 2010 vesting commencement date. The special one-time $25,000 cash payment, like the annual cash retainer, may be deferred, in an amount equal to at least 50% of the director's special one-time cash payment, into a stock unit account.

        In order to promote long-term alignment of directors and stockholder interests, we will require a five-year holding period for each of the restricted stock unit grants and we will also maintain stock ownership guidelines for our non-employee directors. These guidelines currently require that the directors own common stock with a value that equals or exceeds five times their annual cash retainer (excluding the cash retainers received, if any, for serving on any of our committees and excluding meeting fees). The shares underlying a director's restricted stock units (both vested and unvested)

count towards the stock ownership requirement, but shares underlying unexercised stock options (if any) do not count towards this requirement. Until the stock ownership guidelines are satisfied, all net after-tax profit shares must be held after restricted stock units are settled with shares or after exercise of stock options. This mandatory share retention requirement is released during any time period that the director has satisfied the stock ownership guidelines.

Director compensation—fiscal year 2011

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Stephen Bellotti(2)	—	—	—	$—
Frank Biondi, Jr.	$63,750	$179,790	—	$243,540
William M. Budinger(2)	—	—	—	$—
James Cameron	$48,750	$179,790	—	$228,540
Richard L. Grand-Jean	$68,375	$179,790	—	$248,165
P. Gordon Hodge	$72,500	$179,790	—	$252,290
Andrew J. Howard(2)	—	—	—	$—
Sherry Lansing	$53,250	$179,790	—	$233,040
Stephen Royer	$57,250	$179,790	—	$237,040

(1)
Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all restricted stock units granted to the director during fiscal 2011. For those directors who received a restricted stock units grant, this column reflects an August 4, 2010 grant of 9,062 restricted stock units when the fair market value of a share of our common stock was $19.84. Assumptions used to calculate the fair market value of a common share for these awards are included in Note 9, "Share-based compensation," to our consolidated financial statements for the year ended March 25, 2011, which are included in our Form 10-K that was filed with the SEC on June 9, 2011.

(2)
Messrs. Bellotti, Budinger and Howard resigned from our Board on July 15, 2010.

        During fiscal 2011, Mr. Greer served as an executive officer of the Company, but not a named executive officer, in addition to his service as an employee director. Mr. Greer did not receive any additional compensation for his services provided as a director.

        As of March 25, 2011, our current non-employee directors, and our former non-employee directors who served on our Board in fiscal 2011, held no outstanding stock options and held the following number of outstanding stock units:

Name	Vested Stock Units	Restricted Stock Units
Stephen Bellotti(1)	—	—
Frank Biondi, Jr.	5,519	3,543
William M. Budinger(1)	—	—
James Cameron	5,519	3,543
Richard L. Grand Jean	5,519	3,543
P. Gordon Hodge	5,519	3,543
Andrew J. Howard(1)	—	—
Sherry Lansing	5,519	3,543
Stephen Royer	5,519	3,543

(1)
Messrs. Bellotti, Budinger and Howard resigned from our Board on July 15, 2010.

 COMPENSATION COMMITTEE REPORT

        The following report has been submitted by the compensation committee of the Board:

        The compensation committee of the Board has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2011 Annual Meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended March 25, 2011, each as filed with the Securities and Exchange Commission.

        The foregoing report was submitted by the compensation committee of the Board and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933 or the Exchange Act.

                      COMPENSATION COMMITTEE OF
                      THE BOARD OF DIRECTORS

                      Frank J. Biondi, Jr., Chair
                      Richard L. Grand-Jean
                      Sherry Lansing

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012

        The Board of Directors, upon recommendation of the audit committee, has reappointed the firm of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 24, 2012, subject to ratification by our stockholders.

        Ernst & Young LLP has served as our auditor since 2007. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance.

        If the stockholders fail to ratify the selection of our independent registered accounting firm, the audit committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders' best interests.

        All fees billed to us by Ernst & Young LLP were pre-approved by the audit committee. Fees billed to us by Ernst & Young LLP during fiscal years 2010 and 2011 were as follows:

Services	Fiscal 2010	Fiscal 2011
Audit Fees	$1,158,846	$2,083,582
Audit-Related Fees	56,525	91,600
Tax Fees	426,911	1,299,997
All Other Fees	—	2,000

Total Fees	$1,642,282	$3,477,179

  •
  Audit Fees:  Audit fees for fiscal 2010 and fiscal 2011 were for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; statutory audits of our subsidiary companies; comfort letters, consents, and assistance with and review of documents filed with the SEC (including those associated with our initial public offering which represented $757,000 and $1,458,000, for fiscal 2010 and fiscal 2011, respectively); and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

  •
  Audit-Related Fees:  Audit-related fees for fiscal 2010 and fiscal 2011 were for fees billed for assurance and related services reasonably related to consultations with management on various accounting matters not reported under the audit fees category.

  •
  Tax Fees:  Tax fees for fiscal 2010 and fiscal 2011 were for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales and use tax; expatriate tax services, general tax planning and international tax consulting.

  •
  All Other Fees:  All other fees for fiscal 2011 were for access to Ernst & Young LLP's accounting literature library system. RealD was not billed any other fees by Ernst & Young LLP in fiscal 2010.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.

 PROPOSAL THREE

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010) and the related rules of the SEC, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC's executive compensation disclosure rules and set forth in this proxy statement (including the Compensation Discussion and Analysis, the compensation and other related tables and narratives accompanying those tables).

        As described in detail under the Compensation Discussion and Analysis section above, our compensation policies are designed to be competitive with comparable employers and to align management's incentives with both near term and long-term interests of our stockholders. We compensate our executive officers through a mix of base salary, bonus and equity compensation. We intend that our compensation decisions will attract and retain our named executive officers and reward them for achieving the Company's strategic initiatives and objective measures of success. Our compensation committee and Board believe that our executive compensation program is effective in implementing our principles and is strongly aligned with the long-term interests of our stockholders and that our stockholders should approve our compensation program.

        The vote on this resolution, commonly known as the "say-on-pay" proposal, is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory and its outcome will not be binding on our Board or the Company nor require our Board or compensation committee to take any action. However, our Board and compensation committee values the opinions expressed by our stockholders in their vote on this proposal and expects to take into account the outcome of this vote when evaluating future executive compensation arrangements for our named executive officers.

        Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

    "RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

Vote required

        The approval of the resolution set forth above requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the proposal at the annual meeting. Abstentions will be included in the number of shares present and entitled to vote on this Proposal Three and, accordingly, will have the effect of a vote "AGAINST" Proposal Three. Broker non-votes will not be considered as present and entitled to vote on this Proposal Three Therefore, a broker non-vote will not be counted and will have no effect on this Proposal Three other than to reduce the number of affirmative votes required to approve this proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE RULES OF THE SEC

 PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders have the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently a company should seek future advisory votes on the compensation of its named executive officers, which we refer to as an advisory vote on executive compensation. By voting on this, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one year, every two years or every three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

        Our Board of Directors unanimously believes an advisory vote on executive compensation annually is the best approach for the Company and our stockholders.

        In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with timely, direct input on our compensation philosophy, policies and practices as disclosed in that year's proxy statement. Setting a one-year period for holding the stockholder vote will enhance ongoing stockholder communication by providing a clear, simple means for us to obtain information on investor sentiment every year about our executive compensation matters. Therefore, our Board unanimously recommends that you vote for a one-year interval for the advisory vote on executive compensation.

        This vote is advisory and not binding on the Company or our Board in any way. Nevertheless, our Board will review and consider the outcome of this vote when making determinations as to the frequency of future advisory votes on executive compensation. Our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation less frequently than the frequency receiving the most votes cast by our stockholders.

        Stockholders may cast a vote on the preferred voting frequency by selecting one year, two years or three years (or abstaining) when voting in response to the resolution set forth below:

        "RESOLVED, that the option of every year, every two years or every three years that receives the highest number of votes cast for this resolution will be the frequency with which the stockholders recommend by advisory vote that the Company hold an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, (which disclosure shall include the Compensation Discussion and Analysis, the compensation and other related tables and narratives accompanying those tables)."

Vote required

        Our Board recommends that a non-binding, advisory stockholder say-on-pay vote concerning named executive officer compensation should occur every year. The proxy card provides our stockholders with the opportunity to choose among four alternatives (i.e., holding the vote every three years, two years or one year, or abstaining from the vote) and, therefore, stockholders will not be voting to approve or disapprove the Board's recommendation. The alternative that receives the largest number of votes (other than "Abstain") will be designated the stockholders' preference as to frequency of the say-on-pay vote.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE OPTION OF "EVERY YEAR" AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

 PROPOSAL FIVE

APPROVAL OF THE 2011 EMPLOYEE STOCK PURCHASE PLAN

Introduction

        We are requesting that our stockholders approve the RealD Inc. 2011 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was adopted by our Board of Directors on June 8, 2011, subject to stockholder approval. The Purchase Plan is intended to meet the requirements of an "employee stock purchase plan," as defined in section 423 of the Internal Revenue Code ("Code").

        The purpose of the Purchase Plan is to provide eligible employees of RealD and its participating affiliates with the opportunity to acquire a proprietary interest in RealD through participation in a payroll deduction-based employee stock purchase plan that is tax qualified under Code section 423. The Board views the Purchase Plan as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders.

        Under the Purchase Plan, our employees will have an opportunity to acquire our common shares at a specified discount from the fair market value as permitted by Code section 423. The compensation committee will administer the Purchase Plan and the Board may amend or terminate the Purchase Plan subject to obtaining any required stockholder approval.

        The following is a summary of the material features of the Purchase Plan. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by the copy of the Purchase Plan which is attached as Appendix A. If there is any inconsistency between this Proposal Five and the Purchase Plan terms, or if there is any inaccuracy in this Proposal Five, the terms of the Purchase Plan shall govern. Any stockholder of the Company who wishes to obtain a copy of the Purchase Plan document may do so upon written request to the Corporate Secretary at the Company's corporate offices in Beverly Hills, California.

Administration

        The Purchase Plan will be administered by the compensation committee of our Board. Such committee, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by RealD without charge to participants.

Common shares subject to the Employee Stock Purchase Plan

        500,000 shares of our common stock have been reserved for issuance under the Purchase Plan over the term of the Purchase Plan. The shares may be made available from authorized but unissued shares of our common stock. Any shares issued under the Purchase Plan will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the Purchase Plan.

        During any one calendar year, a participant may not purchase more than $25,000 of our common stock pursuant to the Purchase Plan, as measured using the fair market value of our shares on the opening date of the offering period, and a participant will not be granted a purchase right if, immediately after the purchase right grant, the participant would own or would be able to own 5% or more of the total voting power or value of all classes of our stock (or any parent corporation or subsidiary corporation). In addition, in each offering period, any one participant may not purchase more than a specified number of shares. The Purchase Plan has initially established this limit at 2,500 shares per offering period subject to future changes by the compensation committee.

        Should the total number of shares of our common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the Purchase Plan at that time, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

        In the event that any change is made to the outstanding shares of our common stock by reason of any recapitalization, reincorporation, stock split, stock dividend or other change in corporate structure without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Purchase Plan, (ii) the maximum number and/or class of securities purchasable per participant per offering period and (iii) the number and/or class of securities subject to each outstanding purchase right and the purchase price payable per share.

Eligibility and participation

        Generally, any employee of the Company (including any employee directors and executive officers) or any participating parent or subsidiary corporation (including any corporation, which subsequently becomes a participating corporation at any time during the term of the Purchase Plan) and who is so employed at the beginning of an offering period will be eligible to participate in the Purchase Plan for as long as he or she remains an eligible employee. Individuals employed outside the United States are subject to similar eligibility restrictions, unless prohibited by the laws of the jurisdiction in which they are employed. The Purchase Plan also authorizes the establishment of addenda (rules, procedures or sub-plans) in order to facilitate participation in the Purchase Plan by eligible employees residing outside the United States. As required by section 423 of the Code, participants in the Purchase Plan will generally all have the same rights and privileges. The Purchase Plan allows the Company to exclude certain categories of employees from participation in accordance with Code section 423. As of June 1, 2011, approximately 116 employees (including four of our named executive officers) were eligible to participate in the Purchase Plan.

Offering periods and purchase dates

        Shares of our common stock will be offered under the Purchase Plan through a series of offering periods, each with a maximum duration of twenty-seven (27) months. Offering periods will generally commence on the first trading day of April and October each year and purchases of shares for such offering period will generally occur six months later on the last trading day of September and March each year. The Purchase Plan initially has established offering periods with a duration of six months and the initial offering period is expected to commence in October 2011 assuming that stockholder approval of this Proposal Five is obtained. Each participant's purchase right is granted on the first day of the offering period and will be automatically exercised on the last trading day of each such semi-annual offering period. However, the compensation committee has the discretionary authority to change the frequency and duration of the offering periods and purchase periods that occur within an offering period.

        Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's payroll deductions for each purchase period by the purchase price in effect for that offering period.

Purchase price

        The purchase price of the common stock acquired on each purchase date is a designated percentage (which will be determined by the compensation committee but will in no event be less than 85% of the lower) of (i) the closing selling price per share of our common stock (as reported by the New York Stock Exchange) on the date the offering period begins or (ii) the closing selling price per share of our common stock on the date of purchase of the shares (as reported by the New York Stock

Exchange). The Purchase Plan has initially established that the purchase price will be equal to 85% of the lesser of (i) the closing selling price per share of our common stock on the date the offering period begins or (ii) the closing selling price per share of our common stock on the date of purchase of the shares. However, the compensation committee has the discretionary authority to change the purchase price discount formula. As of June 14, 2011, the closing selling price per share of our common stock as reported by the New York Stock Exchange was $22.99.

Payroll deductions and stock purchases

        Each participant may authorize periodic payroll deductions in any multiple of 1% of his or her eligible earnings each offering period (up to a maximum of 20% of eligible earnings each offering period). A participant may also change his/her rate of payroll deductions during an offering period as permitted by the Purchase Plan. The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. Participants are permitted to make other approved contributions prior to a purchase date in certain non-U.S. jurisdictions where payroll deductions are prohibited by law. For purposes of the Purchase Plan, eligible earnings generally include base salary, bonuses, commissions and overtime pay.

Termination of purchase rights

        A participant may stop contributions to the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of common stock on the next scheduled purchase date. A participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

Assignability

        No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

Change in control

        In the event the Company is liquidated, dissolved or experiences a change in control, all outstanding purchase rights will automatically be exercised prior to the effective date of such event (if such purchase rights are not being assumed by the acquirer).

Amendment and termination

        Assuming the Purchase Plan is approved by our stockholders, the Purchase Plan will terminate upon the earlier of (i) September 30, 2031, or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) a date specified by our Board. No further stock purchases or grants of stock purchase rights will occur after the Purchase Plan is terminated.

        The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

U.S. federal income tax consequences

        The following is a summary of the principal United States Federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the Purchase Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

        The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Code section 423. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares of common stock acquired under the Purchase Plan.

        If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

        If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the closing selling price of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

New plan benefits

        The benefits to be received by our executive officers, directors and employees as a result of the proposed approval of the Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 500,000 share allocation for which stockholder approval is sought under this Proposal Five.

Vote required

        Approval of this Proposal Five will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the annual meeting and entitled to be voted on Proposal Five. Abstentions will be included in the number of shares present and entitled to vote on this Proposal Five and, accordingly, will have the effect of a vote "AGAINST" this Proposal Five. Broker non-votes will not be considered as present and entitled to vote on this Proposal Five. Therefore, a broker non-vote will not be counted and will have no effect on this Proposal Five other than to reduce the number of affirmative votes required to approve this proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2011 EMPLOYEE STOCK PURCHASE PLAN.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding beneficial ownership of our common stock as of June 6, 2011, except as described below, by:

  •
  each of our directors and director nominees;

  •
  our Chief Executive Officer, our Chief Financial Officer, each of the three most highly compensated individuals who served as our other executive officers at fiscal year-end, whom we collectively identify as our "named executive officers;"

  •
  our directors, director nominees and executive officers as a group; and

  •
  each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by us to beneficially own more than 5% of any class of our common stock.

        Applicable beneficial ownership percentages listed below are based on 54,168,301 shares of common stock outstanding as of June 6, 2011. The business address for each of our directors and executive officers is our corporate headquarters at 100 N. Crescent Drive, Suite 120, Beverly Hills, California 90210.

	Shares Beneficially Owned(1)
	Common Stock
Directors, director nominees and executive officers	Shares	%
Michael V. Lewis(2)	5,468,497	10.06%
Joshua Greer(3)	5,241,804	9.66%
Stephen Royer(4)	8,346	*
c/o Shamrock Capital
Growth Fund II, L.P.
Andrew A. Skarupa(5)	721,963	1.32%
Joseph Peixoto(6)	1,062,251	1.92%
Craig S. Gatarz(7)	121,606	*
Robert Mayson(8)	138,124	*
P. Gordon Hodge(9)	11,046	*
Frank J. Biondi(10)	16,446	*
James Cameron(11)	47,346	*
Richard Grand-Jean(12)	70,346	*
Sherry Lansing(13)	8,346	*
David Habiger	—	—
Gary Sharp(14)	181,025	*
All current directors, director nominees and executive officers as a group (14 persons)(15)	13,097,119	23.09%
5% or greater stockholders
Goldman Sachs Asset Management(16)	5,801,190	10.71%
William D. Budinger(17)	2,804,400	5.18%

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares underlying restricted stock units and options held by that person that will vest and be exercisable within 60 days of June 6, 2011, are deemed to be outstanding. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The shares of common stock indicated as owned by Mr. Lewis include shares of common stock held by Michael V. Lewis, Trustee of the MVL Trust dated August 3, 2010. Mr. Lewis is the sole trustee of the trust and has sole voting and investment power over all of the shares held by the trust.

(3)
The shares of common stock indicated as owned by Mr. Greer are shares of common stock held by The Greer Trust. Mr. Greer and his wife, Lisa Greer, are the joint trustees of The Greer Trust and have shared voting and investment power over all of the shares held by The Greer Trust.

(4)
Consists of 8,346 shares of common stock underlying restricted stock unit awards that are exercisable within 60 days of June 6, 2011.

(5)
Consists of 721,963 shares of common stock underlying options that are exercisable within 60 days of June 6, 2011.

(6)
Consists of 1,062,251 shares of common stock underlying options that are exercisable within 60 days of June 6, 2011.

(7)
Includes 107,656 shares of common stock underlying options that are exercisable within 60 days of June 6, 2011 and 800 shares of common stock indirectly held by Mr. Gatarz as custodian on behalf of his children which Mr. Gatarz has voting and dispositive power over.

(8)
Consists of 138,124 shares of common stock underlying options that are exercisable within 60 days of June 6, 2011.

(9)
Includes 8,346 shares of common stock underlying restricted stock unit awards that are exercisable within 60 days of June 6, 2011.

(10)
Includes 8,346 shares of common stock underlying restricted stock unit awards that are exercisable within 60 days of June 6, 2011.

(11)
Includes 8,346 shares of common stock underlying restricted stock unit awards that are exercisable within 60 days of June 6, 2011.

(12)
Includes 8,346 shares of common stock underlying restricted stock unit awards that are exercisable within 60 days of June 6, 2011.

(13)
Consists of 8,346 shares of common stock underlying restricted stock unit awards that are exercisable within 60 days of June 6, 2011.

(14)
Consists of 181,025 shares of common stock underlying options that are exercisable within 60 days of June 6, 2011. Dr. Sharp, our Chief Technology Officer, will become an executive officer as of July 15, 2011.

(15)
Includes 50,076 shares of common stock underlying restricted stock unit awards and 2,508,960 shares of common stock underlying options that are exercisable within 60 days of June 6, 2011.

(16)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed with the SEC on June 10, 2011 by Goldman Sachs Asset Management, L.P., together with GS Investment Strategies, LLC, which indicated that such entities have beneficial ownership of 5,801,190 shares of our common stock, with shared voting power with respect to 5,729,018 shares and shared dispositive power with respect to 5,801,190 shares.

(17)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed with the SEC on February 14, 2011 by William D. Budinger and B&Z 2010 Revocable Trust, which indicated that Mr. Budinger has beneficial ownership of 2,804,400 shares of our common stock, with sole voting and dispositive power with respect to 100,000 shares, and shared voting and dispositive power with respect to 2,704,400 shares and that B&Z 2010 Revocable Trust has beneficial ownership of 2,804,400 shares of our common stock, with sole voting and dispositive power with respect to no shares and shared voting and dispositive power with respect to 2,704,400 shares.

Section 16(a) beneficial ownership reporting compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of ownership on Form 3 and reports of changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission and the New York Stock Exchange. Such executive officers, directors and greater than 10% stockholders are also required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms that they file. We periodically remind our directors and executive officers of their reporting obligations and assist in making the required disclosures once we have been notified that a reportable event has occurred. We are required to report in this proxy statement any failure by any of the above-mentioned persons to make timely Section 16 reports.

        Based solely on our review of the copies of such forms received by us, and written representations from our directors and executive officers, we are unaware of any instances of noncompliance, or late compliance, with Section 16(a) filing requirements by our directors, executive officers or greater than 10% stockholders during fiscal 2011.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes our equity compensation plans as of March 25, 2011.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights	Weighted- average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	6,955,542	$10.51	2,216,443
Equity compensation shares not approved by security holders	—	—	—

Total	6,955,542	$10.51	2,216,443

(1)
The weighted average exercise price under column (b) with respect to equity compensation plans does not include 68,757 shares issuable upon the vesting of outstanding restricted stock units.

Appendix A

REALD INC.
2011 EMPLOYEE STOCK PURCHASE PLAN

1.     Establishment of Plan.

        The Company proposes to grant options for purchase of the Company's Common Stock to Eligible Employees of the Company and its Participating Subsidiaries pursuant to this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Code Section 423), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

2.     Definitions.

        (a)   "Board" means the Board of Directors of the Company, as constituted from time to time.

        (b)   "Change in Control" means any of the following:

            (i)  A merger or consolidation of the Company with or into any other company or other entity;

           (ii)  A statutory share exchange pursuant to which the Company's outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of at least 80% of the Company's outstanding voting securities;

          (iii)  A sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets; or

          (iv)  Commencing as of the First Offering Date, during any period of 24 consecutive months, individuals, who at the beginning of such period constitute the Board, and any new director whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least one-half (1/2) of the directors then in office (other than in connection with a contested election), cease for any reason to constitute at least a majority of the Board.

    A transaction shall not constitute a Change in Control if it is a Related Party Transaction or if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

        (d)   "Committee" means the Compensation Committee of the Board or such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board and as specified in Section 5 of this Plan.

        (e)   "Common Stock" means the Company's common stock, $0.0001 par value per share.

        (f)    "Company" means RealD Inc., a Delaware corporation.

        (g)   "Compensation" means all Form W-2 cash compensation, including, but not limited to, base salary, wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions; provided, however that Compensation shall not include any long term disability or workmens compensation payments, car allowances, relocation payments or expense reimbursements and provided further that for purposes of determining a Participant's Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the Participant did not make such election.

        (h)   "Eligible Employee" means an Employee who meets the requirements set forth in Section 6 for eligibility to participate in the Plan.

        (i)    "Employee" means any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an Employee shall be determined by the Committee, in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-1 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan; provided, however, that any determinations regarding whether an individual is an Employee shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination (except as otherwise provided in Section 14), the Employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes.

        (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k)   "Fair Market Value" means the market price of a Share, determined by the Committee as follows:

              i.  If the Shares were traded on a stock exchange (such as the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

             ii.  If the Shares were traded on the OTC Bulletin Board at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Bulletin Board for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

            iii.  If neither of the foregoing provisions in (i) or (ii) is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Bulletin Board, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

        (l)    "First Purchase Period" means the first (and only) Purchase Period within the First Offering Period, established by the Committee under the Plan in accordance with Section 7.

        (m)  "First Offering Date" means the Offering Date for the First Offering Period.

        (n)   "First Offering Period" means the first Offering Period established by the Committee under the Plan in accordance with Section 7.

        (o)   "Foreign Plan" means a substantially similar plan as this Plan for Employees resident outside the United States which the Board or the Committee may implement at such time as it deems necessary. For clarification, each Foreign Plan shall be a sub-plan of this Plan and not a separate plan. Unless otherwise determined by the Committee, the Employees eligible to participate in each Foreign

Plan will participate in separate Offering Periods from Employees participating in the Plan (and who are not participating in the Foreign Plan).

        (p)   "Maximum Share Amount" means the maximum aggregate number of Shares which may be purchased by any Employee during any single Offering Period, as specified by the Committee, in its sole discretion.

        (q)   "New Exercise Date" means a new Purchase Date if the Committee shortens any Offering Period then in progress.

        (r)   "Notice Period" means the period that is within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which Shares were purchased pursuant to this Plan.

        (s)   "Offering Period" means a period, established by the Committee in accordance with Section 7, during which an offering of Common Stock pursuant to the Plan is outstanding. For purposes of this Plan, the Committee may designate separate Offering Periods under the Plan (the terms of which need not be identical) in which Employees of one or more of the Company or any Participating Subsidiaries may participate, even if the dates of the applicable Offering Periods are identical.

        (t)    "Offering Date" means the first business day of each Offering Period.

        (u)   "Parent" means the same as "parent corporation" in Section 424(e) of the Code.

        (v)   "Participant" means an Eligible Employee who has become a Participant in an Offering Period in accordance with Section 8 and remains a Participant in accordance with the Plan.

        (w)  "Participating Subsidiary" is a Parent or Subsidiary that the Board designates from time to time as a corporation that shall participate in this Plan.

        (x)   "Plan" means this RealD Inc. 2011 Employee Stock Purchase Plan as it may be amended from time to time.

        (y)   "Purchase Date" means, for any Offering Period, the last business day of each Purchase Period occurring within such Offering Period.

        (z)   "Purchase Period" means a period, established by the Committee in accordance with Section 7, included within an Offering Period. If the Committee determines that there will only be one Purchase Period within an Offering Period then such Purchase Period shall have the same beginning and ending dates as that Offering Period.

        (aa) "Purchase Price" means the price at which a Share may be purchased under the Plan, as determined in accordance with Section 10.

        (bb) "Related Party Transaction" means (i) a merger or consolidation of the Company, or a statutory share exchange pursuant to which the Company's outstanding shares are acquired, in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger, consolidation or statutory share exchange; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company's assets to a majority-owned subsidiary company; or (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company.

        (cc) "SEC" means the Securities and Exchange Commission.

        (dd) "Securities Act" means the Securities Act of 1933, as amended.

        (ee) "Share" means one share of Common Stock.

        (ff)  "Share Limit" means the total number of shares of Common Stock reserved and available for issuance pursuant to this Plan as specified in Section 3 of this Plan, subject to adjustments effected in accordance with Section 16 of this Plan.

        (gg) "Subsidiary" means the same as "subsidiary corporation" in Section 424(f) of the Code.

        (hh) "Successor Company" means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change in Control.

3.     Number of Shares.

        The Share Limit shall be 500,000 Shares, subject to adjustments effected in accordance with Section 16 of this Plan. The Board or the Committee may at such time as it deems necessary implement a Foreign Plan, in which case the Share Limit shall be reduced by the number of Shares issued under the Foreign Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares reacquired in private transactions or open market purchases, but all Shares issued under this Plan and the Foreign Plan shall be counted against the Share Limit.

4.     Purpose.

        The purpose of this Plan is to provide Eligible Employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such Employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

5.     Administration.

        This Plan shall be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all persons. Additionally, any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized to:

              i.  determine eligibility to participate in the Plan

             ii.  determine the Offering Periods, Purchase Periods, Purchase Price and any discount from the Fair Market Value in setting the Purchase Price;

            iii.  determine the minimum and maximum rate of payroll deductions accumulated for the Purchase Price of Shares;

            iv.  limit the frequency and/or number of changes in the amount withheld during an Offering Period;

             v.  permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections;

            vi.  establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation;

           vii.  establish rules and procedures regarding the definition of Compensation, handling of payroll deductions, the submission of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, and withholding procedures and handling of stock certificates which vary with local requirements; and

          viii.  establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

        Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration and carrying out of this Plan shall be paid by the Company.

6.     Eligibility.

        (a)   Any Employee of the Company or Participating Subsidiaries who, together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries shall not be permitted to participate in any Offering Period under the Plan.

        (b)   Subject to Section 6(a), any Employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period under this Plan except the following may be excluded by the Company with respect to any particular Offering Period:

  i.
  Employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

  ii.
  Employees who have been employed for less than two (2) years;

  iii.
  Employees who are customarily employed for twenty (20) hours or less per week;

  iv.
  Employees who are customarily employed for five (5) months or less in a calendar year;

  v.
  Highly compensated employees as defined in section 414(q) of the Code and within the limitations described in Treasury Regulation Section 1.423-2(e)(2)(ii); and

  vi.
  Employees who reside in countries for whom such Employees' participation in the Plan would result in a violation under any applicable laws of such country of residence or if compliance with such other laws would cause the Plan (or any offering under the Plan) to violate the requirements of Code Section 423.

        (c)   The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual's attainment or termination of such status, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.

7.     Offering Dates.

        Except as otherwise provided below, an Offering Period shall be of a six (6) month duration commencing on or about April and October of each year, respectively (or at such other time or times as may be determined by the Board or the Committee), or such other duration as the Committee shall determine. Within each Offering Period, there may be one or more consecutive Purchase Periods each of such number and duration as may be determined by the Board or the Committee and which shall cover the entire duration of the Offering Period. Notwithstanding the foregoing, unless the Committee determines otherwise, the First Offering Period and First Purchase Period shall each commence on October 3, 2011 and the First Offering Period and First Purchase Period shall each end on March 30, 2012. The Committee shall have the power to establish additional or alternative sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or Purchase Periods, or different Offering Dates and Purchase Dates without stockholder approval if such change is implemented prior to the relevant Offering Period or Purchase Period (as applicable) or prior to such other time period as specified by the Committee. Notwithstanding anything to the contrary, the duration of any Offering Period shall not exceed twenty-seven (27) months.

8.     Participation in this Plan.

        (a)   Eligible Employees may become Participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee. Enrollment will become effective upon the first day of an Offering Period. An Eligible Employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such Employee enrolls in this Plan by delivering a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee. Once an Employee becomes a Participant in an Offering Period, such Employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the Employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 13 below. Such Participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

        (b)   To the extent permitted by applicable laws or as otherwise provided by the Committee, if the Fair Market Value of a Share on any Offering Date is less than the Fair Market Value of a Share for the immediately preceding Offering Period's Offering Date, then all Participants in the immediately preceding Offering Period shall, after purchasing Shares on the applicable Purchase Date for such immediately preceding Offering Period, be automatically enrolled in the immediately following Offering Period (and removed from the immediately preceding Offering Period).

9.     Grant of Option on Enrollment.

        Enrollment by an Eligible Employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such Employee of an option to purchase on the Purchase Date up to that whole number of Shares determined by a fraction, the numerator of which is the amount accumulated in such Employee's payroll deduction account during such Purchase Period and the denominator of which is the per share Purchase Price provided under Section 10. The number of Shares subject to any option granted pursuant to this Plan shall not exceed the lesser of the purchase limits specified in Sections 12(a), 12(b) and 12(c) below. Notwithstanding the foregoing, in the event of a change in generally accepted accounting principles which would adversely affect the accounting treatment applicable to any current Offering Period, the Committee may make such changes to the number of Shares purchased at the end of the Purchase Period or the Purchase Price paid as are allowable under generally accepted accounting principles and as it deems necessary in the sole discretion of the Committee to avoid or minimize adverse accounting consequences.

10.   Purchase Price.

        The Purchase Price per share at which a share of Common Stock shall be sold in any Purchase Period shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of the Fair Market Value of a Share on the (i) Offering Date or (ii) Purchase Date (but in no event less than the par value of a Share). Unless otherwise provided by the Committee, the Purchase Price for each Purchase Period shall be eighty-five percent (85%) of the lesser of the Fair Market Value of a Share on the (i) Offering Date or (ii) Purchase Date (but in no event less than the par value of a Share).

11.   Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

        (a)   The Purchase Price of the Shares will be paid by accumulated regular payroll deductions made by a Participant during each Purchase Period. Payroll deductions are made as a percentage of the Participant's Compensation in one percent (1%) increments, not less than one percent (1%), nor greater than twenty percent (20%), or such lower limit set by the Committee. Except as otherwise provided in this Plan, payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

        (b)   A Participant may increase or decrease the rate of payroll deductions during an Offering Period (but not below one percent (1%) of Compensation or not above any maximum percentage of Compensation established by the Committee, which limits may be subsequently changed by the Committee in its sole discretion) by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next full payroll period commencing five (5) business days after the Company's receipt of the authorization (unless the Committee, in its sole discretion, elects to process a given change in payroll deduction rate more quickly) and shall continue for the remainder of the Offering Period unless changed as described below. Such increase or decrease in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change to increase and one (1) change to decrease deductions may be made effective during any Offering Period; provided however that a change to decrease payroll deductions to zero shall be governed by Section 11(d) below. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless correctly changed as provided in this Section 11(b) or terminated as provided in Section 13).

        (c)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 12(a), the Committee may decrease a Participant's payroll deductions to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 12(a), payroll deductions which have been decreased to zero percent (0%) pursuant to this Section 11(c) will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 13.

        (d)   A Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period after the Company's receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period. Payroll deductions credited to the Participant's account prior to the effective date of the request shall be used to purchase Shares in accordance with Section 11(f) below. A Participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

        (e)   All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions, except as may be required by applicable law, as determined by the Committee, and if so required by the laws of a particular jurisdiction. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        (f)    On each Purchase Date, for so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date (which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant, as of that date returned to the Participant), the Company shall apply the funds then in the Participant's account to the purchase of whole Shares reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per Share shall be as specified in Section 10 of this Plan. Any cash remaining in a Participant's account after such purchase of Shares shall be refunded to such Participant in cash, without interest; provided, however, that any amount remaining in such Participant's account on a Purchase Date which is less than the amount necessary to purchase a full Share shall be carried forward, without interest, into the next Purchase Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase Shares on the Purchase Date shall be returned to the Participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any Employee whose participation in this Plan has terminated prior to such Purchase Date.

        (g)   As soon as reasonably practicable after the Purchase Date, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Committee (in its sole discretion) and pursuant to rules established by the Committee. The Company may permit or require that the Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that the Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares.

        (h)   During a Participant's lifetime, his or her option to purchase Shares hereunder is exercisable only by him or her. The Participant shall have no interest or voting, dividend or other stockholder rights with respect to the Shares covered by his or her option until such option has been exercised and the Shares underlying such option have been delivered to the Participant.

12.   Limitations on Shares to be Purchased.

        (a)   No Participant shall be permitted to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Parent or Subsidiary, exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such option is outstanding at any time. The Company shall automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

        (b)   No Participant shall be permitted to purchase on a Purchase Date an amount of Shares that would cause the Maximum Share Amount for the applicable Offering Period to be exceeded by such Participant and the number of Shares that the Participant can purchase shall be limited solely to the extent necessary so that the Maximum Share Amount is not exceeded. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a Maximum Share Amount or change the Maximum Share Amount. Unless the Committee provides otherwise, the Plan's initial Maximum Share Amount for the First Offering Period shall equal 2,500 Shares. If a new Maximum Share Amount is set, then all Participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

        (c)   If the number of Shares to be purchased on a Purchase Date by all Employees participating in this Plan exceeds the number of Shares then available for issuance under this Plan, then the Committee shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be reasonably practicable and as the Committee in its sole discretion shall determine to be equitable, and either continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 28. In such event, the Company shall give written notice of such reduction of the number of Shares to be purchased under a Participant's option to each Participant affected.

        (d)   Any payroll deductions accumulated in a Participant's account which are not used to purchase Common Stock due to the limitations in this Section 12 shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest.

13.   Withdrawal.

        (a)   Each Participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least five (5) days prior to the end of an Offering Period, or such other time period as specified by the Committee.

        (b)   Upon withdrawal from this Plan, all of the accumulated payroll deductions shall be returned to the withdrawn Participant, without interest, and his or her interest in this Plan shall automatically terminate and no further payroll deductions for the purchase of Shares will be made for such Offering Period. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 8 above for initial participation in this Plan.

14.   Termination of Employment.

        Termination of a Participant's employment for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan and the Participant's option to purchase will automatically terminate. In such event, the payroll deductions credited to the Participant's account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 14, an Employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board or the Committee; provided, however that such leave is for a period of not more than three (3) months or reemployment upon the expiration of such leave is guaranteed by contract or statute.

15.   Return of Payroll Deductions.

        In the event a Participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board or the Committee, the Company shall deliver to the Participant all payroll deductions credited to such Participant's account. Except as may be required by applicable law, no interest shall accrue on the payroll deductions of a Participant in this Plan.

16.   Capital Changes.

        Subject to any required action by the stockholders of the Company, the number and type of shares of common stock covered by each option under this Plan which has not yet been exercised, the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option, and the Shares subject to the Annual Increase, the Share Limit and Maximum Share Amount, as well as the Purchase Price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock), any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company or other change in the corporate structure or capitalization affecting the Company's present Common Stock; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        In the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Committee will notify each Participant in writing or electronically prior to the New Exercise Date, that the Purchase Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering Period prior to the New Exercise Date as provided in Section 13.

        In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. However, in the event that the successor corporation refuses to assume or substitute for the Plan's outstanding options, the Offering Periods with respect to which such options relate will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company's proposed merger or Change in Control. The Committee will notify each Participant in writing or electronically prior to the New Exercise Date, that the Purchase Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering Period prior to the New Exercise Date as provided in Section 13.

17.   Withholding of Taxes.

        At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's or Participating Subsidiary's federal, state, or any other tax liability payable to any authority, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or the Participating Subsidiary may, but will not be obligated to, withhold from the Participant's Compensation or Shares issued to a Participant in the amount necessary for the Company or the Participating Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or the Participating Subsidiary any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

18.   Nonassignability.

        Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 25 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect, except that the Company may treat such an act as an election to withdraw from an Offering Period in accordance with Section 13.

19.   Reports.

        Individual accounts shall be maintained for each Participant in this Plan. Each Participant shall receive, at least annually, a report of his or her account setting forth the total payroll deductions accumulated, the number of Shares purchased, the per Share price thereof and the remaining cash balance, if any.

20.   Notice of Disposition.

        Each Participant shall notify the Company in writing if the Participant disposes of any of the Shares purchased in a Purchase Period pursuant to this Plan if such disposition occurs within the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing Shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the Shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

21.   No Rights to Continued Employment.

        Neither this Plan nor the grant of any option hereunder shall confer any right on any Employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such Employee's employment.

22.   Equal Rights and Privileges.

        All Eligible Employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 22 shall take precedence over all other provisions in this Plan.

23.   Notices.

        All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

24.   Term; Stockholder Approval.

        This Plan was originally adopted by the Board on June 8, 2011 conditioned on and subject to obtaining Company stockholder approval on or before September 30, 2011. This Plan will be terminated as of September 30, 2011 and be null and void with no Share issuances if Company stockholders have not approved this Plan on or before September 30, 2011. Provided that this Plan is timely approved by the stockholders of the Company then this Plan shall become effective on October 1, 2011 and shall continue until the earliest to occur of (a) termination of this Plan by the Board or the Committee (which termination may be effected by the Board or the Committee at any time), (b) issuance of all of the Shares reserved for issuance under this Plan, or (c) September 30, 2031.

25.   Designation of Beneficiary.

        (a)   A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant's account under this Plan in the event of such Participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under this Plan in the event of such Participant's death prior to a Purchase Date.

        (b)   Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant's death, the Company shall deliver such Shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

26.   Conditions Upon Issuance of Shares; Limitation on Sale of Shares.

        Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

27.   Applicable Law.

        The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

28.   Amendment or Termination.

        (a)   The Board or the Committee may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any Participant, nor may any amendment be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment (or earlier if required by Section 24) if such amendment would:

  i.
  increase the number of Shares or change the type of Shares that may be issued under this Plan;

  ii.
  expand the designation of the Employees (or class of Employees) eligible for participation in this Plan; or

  iii.
  otherwise require stockholder approval under applicable law or the requirements of any stock exchange or consolidated listing system on which the Company's stock is then listed.

        (b)   Notwithstanding the foregoing, the Board or the Committee may make such amendments to the Plan as the Board or the Committee determines to be advisable and which do not cause unfavorable accounting treatment, including termination of or changes with respect to current Offering Periods, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

29.   Rule 16b-3.

        Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.   Successor Provisions.

        Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000110497_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following Class I director nominees: 1. Election of Directors Nominees 01 Joshua Greer 02 James Cameron 03 David Habiger REALD INC. 100 N. CRESCENT DRIVE Suite 120 BEVERLY HILLS,CA 90210 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012. 3 A non-binding advisory vote approving the compensation of RealD's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion in the proxy statement under the caption "Compensation Discussion and Analysis". The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4 A non-binding, advisory vote regarding the frequency of future voting on the compensation of RealD's named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 5 Approval of RealD's 2011 Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000110497_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com . REALD INC. Annual Meeting of Stockholders July 29, 2011 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby authorizes and appoints Michael V. Lewis, Andrew A. Skarupa or Craig Gatarz as proxies with full power in each to act without the others and with the power to appoint a substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of REALD INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on July 29, 2011 at 10:00 AM, local time, at RealD Inc., 100 North Crescent Drive, Suite 120, Beverly Hills, California 90210, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations set forth in the proxy statement accompanying this proxy card and in accordance with the discretion of the proxies with respect to any amendments or variations on the proposals identified above and any other matters that may properly come before the Annual Meeting of Stockholders. Continued and to be signed on reverse side